WT Mutual Fund

                                 K CLASS SHARES

                                   PROSPECTUS


                                October 20, 1998

         This prospectus describes the WT MONEY MARKET PORTFOLIO, WT GOVERNMENT MONEY MARKET PORTFOLIO, WT SHORT/INTERMEDIATE BOND PORTFOLIO AND THE WT BROAD MARKET EQUITY PORTFOLIO (collectively the "Portfolios" or "Feeder Portfolios" and individually a "Portfolio"), each a series of shares issued by WT Mutual Fund (the "Fund"). The address of the Fund is c/o PFPC, Inc., P.O. Box 8812, Wilmington, DE 19899, (800) 254-3948. Each Portfolio is an open-end, diversified, management investment company with two separate classes of shares:
K Class Shares and S Class Shares. Shares of each class represent equal, pro-rata interests in a Portfolio and accrue dividends in the same manner, except that S Class Shares bear distribution expenses payable by the Class as compensation for distribution of the S Class shares. The securities offered in this Prospectus are K Class Shares, which are not subject to any sales or distribution charges. Information concerning the Fund's S Class shares may be obtained by calling the Fund at the telephone number stated above.

         The Fund has established four series of shares, each of which represents a separate class of the Fund's shares of beneficial interest, having its own investment objective and policies. The investment objective of the WT MONEY MARKET PORTFOLIO and WT GOVERNMENT MONEY MARKET PORTFOLIO is to provide high current income while maintaining a stable share price. The investment objective of the WT SHORT/INTERMEDIATE BOND PORTFOLIO is to provide as high a level of current income as is consistent with reasonable risk. The investment objective of the WT BROAD MARKET EQUITY PORTFOLIO is to achieve long-term capital appreciation.


         Unlike many other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of shares of WT Investment Trust I (the "Trust"), an open-end, management investment company that issues series of shares (individually and collectively, the "Series") having the same investment objective, policies and limitations as each of the Portfolios. The investment experience of each Feeder Portfolio will correspond directly with the investment experience of its corresponding Series. Investors should carefully consider this investment approach. For additional information, see "Special Information About The Portfolios' Structure."


         The WT Government Money Market Portfolio has not commenced operations; therefore its shares are not offered for sale to investors.

         This prospectus contains information about the Portfolios that prospective investors should know before investing and should be read carefully and retained for future reference. A Statement of Additional Information dated October 20, 1998 is incorporated herein by reference, has been filed with the Securities and Exchange Commission and is available upon request, without charge, by writing or calling the Fund at the above address or telephone number.

         An investment in the Portfolios is not a deposit of Wilmington Trust Company or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the WT Money Market Portfolio and WT Government Money Market Portfolio seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Portfolios.

--------------------------------------------------------------------------------
|THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND| |EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION| |OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF| |THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. |
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            PAGE


HIGHLIGHTS.....................................................................4

EXPENSE TABLE..................................................................7

FINANCIAL HIGHLIGHTS...........................................................9

SPECIAL INFORMATION ABOUT THE PORTFOLIOS' STRUCTURE...........................12

INVESTMENT OBJECTIVES AND POLICIES............................................13
         WT Money Market Portfolio............................................13
         WT Government Money Market Portfolio ................................15
         WT Short/Intermediate Bond Portfolio.................................16
         WT Broad Market Equity Portfolio.....................................17
         Other Investment Policies............................................18

RISK FACTORS..................................................................20

MANAGEMENT OF THE FUND........................................................21

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES..............................23

PURCHASE OF SHARES............................................................26

SHAREHOLDER ACCOUNTS..........................................................27

VALUATION OF SHARES...........................................................27

EXCHANGE OF SHARES............................................................28

REDEMPTION OF SHARES..........................................................29

PERFORMANCE INFORMATION.......................................................30

GENERAL INFORMATION...........................................................31

APPENDIX - DESCRIPTION OF RATINGS.............................................33

                                   HIGHLIGHTS

THE FUND


         The Fund is an open-end, diversified management investment company commonly known as a "mutual fund." The Fund was organized as a Delaware business trust on June 1, 1994 and is registered under the Investment Company Act of 1940, as amended (the "1940" Act). The Fund has established four series of shares: WT Money Market Portfolio, WT Government Money Market Portfolio, WT Short/Intermediate Bond Portfolio and WT Broad Market Equity Portfolio. Each Portfolio offers two classes of shares, K Class Shares and S Class Shares. All shares that were registered and outstanding as of February 28, 1997 were redesignated as K Class Shares.


INVESTMENT OBJECTIVES


         The investment objective of each Portfolio of WT Mutual Fund is to provide its investors with:


Money Market             High current income, while maintaining a  stable  share
                         price. The Money Market Portfolio will invest all of its assets in the Money Market Series of the Trust, which in turn invests in short-term money market securities.

Government Money Market  High current income, while maintaining  a  stable share and a credit rating in the highest category for money market funds as determined by an independent rating agency. The Government Money Market Portfolio will invest all of its assets in the Government Money Market Series of the Trust, which in turn invests in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Short/Intermediate Bond  High  level  of   current   income,   consistent   with
                         reasonable  risk.  The Portfolio will invest all of its
                         assets  in  the  WT  Short/Intermediate Bond  Series of
                         the Trust,  which in turn invests in  investment  grade
                         debt  securities   with   an  average   dollar-weighted
                         duration of between 2 1/2 to 4 years.


Broad Market Equity      Long-term  capital  appreciation.  The  Portfolio  will
                         invest all of its assets in the WT Broad Market  Equity
                         Series of the Trust, which in turn invests in a diversified portfolio of U.S. equity securities of medium and large capitalization companies.

Although the investment objective of each Portfolio is not fundamental and may be changed by the Board of Trustees without shareholder approval, the Fund intends to notify shareholders before making any material change. Due to the inherent risks of securities investments, there can be no assurance that a Portfolio will achieve its objective. See "Investment Objectives and Policies."

HOW TO PURCHASE SHARES

         After you open an account, you may purchase K Class Shares by (a) writing the Fund and enclosing your check as payment or (b) by calling the Fund at (800) 254-3948 to arrange for payment by wire transfer. You may open an account by mailing a completed application form to the Fund. The public offering price of the shares of each Portfolio is the net asset value per share next determined after acceptance of the purchase order and payment. The K Class Shares may be purchased without a sales load, exchange fee, or distribution fee under a Rule 12b-1 plan. See "Purchase Of Shares."


HOW TO REDEEM SHARES

         You may redeem K Class Shares by mailing written instructions to the Fund or by calling the Fund at (800) 254-3948 (if you requested telephone redemption privileges on an application form). Shares will be redeemed at the net asset value per share next determined after acceptance of a redemption request. The Fund will promptly mail you a check, unless other arrangements have been made. See "Redemption Of Shares."

DIVIDEND REINVESTMENT


         Each Portfolio, except the WT Broad Market Equity Portfolio, intends to pay monthly dividends from its net investment income and will pay net capital gains, if any, annually. The WT Broad Market Equity Portfolio intends to pay annual dividends from net investment income, together with any net capital gains.


         You may choose to receive dividends and capital gains distributions in cash or you may choose to automatically reinvest them in additional shares of the Portfolio. See "Dividends, Capital Gains Distributions And Taxes."

INVESTMENT MANAGER, UNDERWRITER AND SERVICING AGENTS


         Wilmington Trust Company (the "Manager") serves as the investment manager of each operational Series of the Trust and also provides the Portfolios with certain administrative services. Effective October 20, 1998, Wilmington Trust Company replaced Kiewit Investment Management Corp., as the Series' investment manager. See "Management Of The Fund." Provident Distributors, Inc. serves as the Portfolios' underwriter. PNC Bank, N.A. serves as the custodian of the Portfolios' assets and PFPC Inc. serves as the Portfolios' administrator, transfer agent and accounting services agent.

RISK FACTORS

         Each Portfolio, through its investment in a corresponding Series of the Trust, is subject to certain risks. Investors should consider a number of factors: (i) each Series of the Trust invests in securities that fluctuate in value, and there can be no assurance that the objective of any Portfolio will be achieved; (ii) each Series of the Trust may invest in repurchase and reverse repurchase agreements, which involve the risk of loss if the counterparty defaults on its obligations under the agreement; (iii) each Series of the Trust has reserved the right to borrow amounts not exceeding 33% of its net assets; and (iv) the WT Short/Intermediate-Term Bond Series may invest in mortgage securities, whose market values may vary with changes in market interest rates to a greater or lesser extent than the market values of other debt securities. Additionally, the policy of the Portfolios to invest in the corresponding Series of the Trust also involves certain risks. See "Risk Factors."

                                  EXPENSE TABLE

SHAREHOLDER TRANSACTION COSTS                                 None

ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)


                                           Govern-
                                            ment          Short/        Broad
                               Money        Money     Intermediate      Market
                              Market       Market         Bond          Equity
                             Portfolio    Portfolio     Portfolio      Portfolio
                             ---------    ---------     ---------      ---------
Management Fees                0.09%        0.09%         0.32%          0.57%
(after fee waiver) (1)

12b-1 Fees                     none         none          none           none

Other Expenses                 0.11%        0.11%         0.18%          0.23%

Total Portfolio                0.20%        0.20%         0.50%          0.80%
Operating Expenses (2)

(1) The information in the Expense Table has been restated to reflect changes in the amounts of management fees waived and Fund expenses assumed. The table summarizes the aggregate annual operating expenses of both the Portfolios' K Class Shares and the respective Series of the Trust in which the Portfolios invest. (See "Management Of The Fund" for a description of Portfolio and Series expenses.) Wilmington Trust Company has agreed to waive all or a portion of its advisory fee and to assume certain expenses in order to limit annual operating expenses of the K Class Shares for the current fiscal year. Absent such waiver, the advisory fees would be .20% for the Money Market Series; .20% for the Government Money Market Series; .40% for the Short/Intermediate Series; and .70% for the Equity Series. The Manager may terminate such waiver and assumption of expenses at any time.

(2) Absent fee waivers by the Series' previous investment adviser, Kiewit Investment Management Corp., the total operating expenses of each Portfolio's K Class Shares for the fiscal year ended June 30, 1998, would have been: Money Market Portfolio 0.31%; Government Money Market Portfolio 0.31%; Short/Intermediate Bond Portfolio 0.58%; and Broad Market Equity Portfolio 0.93%.

The above figures reflect estimated annualized operating expenses of each Feeder Portfolio's K Class Shares and its corresponding Series, and estimated annualized operating expenses of the Government Money Market Portfolio or its corresponding Series, for the fiscal year ended June 30, 1998. Neither the Government Money Market Portfolio or its corresponding Series had commenced operations as of the date of this Prospectus.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                          1 Year      3 Years        5 Years       10 Years
                          ------      -------        -------       --------
Money Market Portfolio      $2           $6            $11            $26


Government Money Market
Portfolio                   $2           $6            n/a            n/a

Short/Intermediate Bond
Portfolio                   $5          $16            $28            $63

Broad Market Equity
Portfolio                   $8          $26            $44            $99

The purpose of the above Expense Table and Example is to assist investors in understanding the various costs and expenses that an investor in the Portfolios' K Class Shares will bear directly or indirectly. The information set forth above relates only to the Portfolios' K Class Shares, which shares are subject to different fees and expenses than S Class Shares.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The above Example is based on the Portfolios' actual expenses for the most recent fiscal period.


The Board of Trustees of the Fund has considered whether such expenses will be more or less than they would be if the Feeder Portfolios invest directly in the securities held by the Trust Series. The aggregate amount of expenses for a Feeder Portfolio and its corresponding Trust Series may be greater than if the Portfolio were to invest directly in the securities held by the corresponding Trust Series. However, the total expense ratios for the Feeder Portfolios and the Trust Series are expected to be less over time than such ratios would have been if the Portfolios had continued to invest directly in the underlying securities. This is because this arrangement enables various institutional investors, including the Feeder Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Trust Series, including a Feeder Portfolio, will pay its proportionate share of the expenses of that Trust Series.

                              FINANCIAL HIGHLIGHTS

The following tables include selected data for a K Class Share outstanding from the effective date of the Fund's registration statement under the Securities Act of 1933 (December 6, 1994) or commencement of operations, whichever occurs later, through June 30, 1998. The amounts in these tables are derived from, and should be read in conjunction with, the Fund's audited financial statements, the notes thereto and the report of independent accountants thereon all of which are incorporated by reference into the Fund's Statement of Additional Information. With reference to the period ended June 30, 1995, see the report of independent accountants included in the Fund's registration statement and which is available upon request, without charge, by writing or calling the Fund c/o PFPC, Inc., P.O. Box 8812, Wilmington, DE 19899, (800) 254-3948. Financial data is not presented for the WT Government Money Market Portfolio which had not commenced operations as of June 30, 1998.

MONEY MARKET PORTFOLIO

                                                                                                  For the Period
                                           For the Fiscal   For the Fiscal    For the Fiscal        December 6,
                                             Year Ended       Year Ended        Year Ended     1994(DAGGER) through
                                            June 30, 1998    June 30, 1997     June 30, 1996       June 30, 1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF
    PERIOD................................     $    1.00       $    1.00         $    1.00            $    1.00
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
    NET INVESTMENT INCOME.................          0.05            0.05              0.05                 0.03
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    FROM NET INVESTMENT INCOME............         (0.05)          (0.05)            (0.05)               (0.03)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD...........     $    1.00       $    1.00         $    1.00            $    1.00
===================================================================================================================

TOTAL RETURN..............................         5.61%           5.43%             5.61%                3.31%1
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
    Expenses 2............................         0.20%           0.20%             0.20%                0.30%3
    Net investment income 2...............         5.46%           5.31%             5.47%                5.82%3
    Net assets at end of period (000).....     $ 240,359       $ 415,285         $ 389,967            $ 380,708

(DAGGER) Effective date of the Fund's registration statement.
1    The total return for the period has not been annualized.
2 The annualized expense ratio for the Money Market Portfolio, had there been no fees waived by the previous investment adviser, would have been 0.31%, 0.27%, 0.27% and 0.30% for the fiscal years ended June 30, 1998, 1997, 1996, and for the period ended June 30, 1995, respectively. The annualized net investment income ratio for the Money Market Portfolio, had there been no fees waived by the previous investment adviser, would have been 5.35%, 5.24%, 5.40% and 5.82% for the fiscal years ended June 30, 1998, 1997, 1996 and for the period ended June 30, 1995, respectively. The expense and net investment income ratios for the fiscal years ended June 30, 1998 and 1997 include expenses allocated from the Series.
3    Annualized.

SHORT/INTERMEDIATE BOND PORTFOLIO(DOUBLE DAGGER)

                                                                                                  For the Period
                                           For the Fiscal   For the Fiscal    For the Fiscal        December 6,
                                             Year Ended       Year Ended        Year Ended     1994(DAGGER) through
                                            June 30, 1998    June 30, 1997     June 30, 1996       June 30, 1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF
    PERIOD................................    $   10.15        $   10.05        $    10.25           $    9.80
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
    Net investment income.................         0.59             0.65              0.65                0.40
    Net realized and unrealized gain
         (loss) on investments............         0.28             0.10             (0.20)               0.45
-------------------------------------------------------------------------------------------------------------------
         Total from investment
            operations....................         0.87             0.75              0.45                0.85
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    From net investment income............        (0.59)           (0.65)            (0.65)              (0.40)
    From net realized capital gain........        (0.03)            ----              ----                ----
-------------------------------------------------------------------------------------------------------------------
         Total distributions..............        (0.62)           (0.65)            (0.65)              (0.40)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD...........    $   10.40        $   10.15          $  10.05           $   10.25
===================================================================================================================

TOTAL RETURN..............................        8.68%            7.51%             4.48%               8.63%1
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
    Expenses 2............................        0.50%            0.50%             0.50%               0.50%3
    Net investment income 2...............        5.63%            6.27%             6.37%               6.72%3
    Portfolio turnover....................         ----4            ----4           86.06%             121.36%3
    Net assets at end of period (000).....    $  60,797        $ 108,314         $ 122,952           $ 105,020

(DOUBLE DAGGER) The per share data, for the Intermediate-Term Bond Portfolio, has been restated to reflect a 1 for 5 reverse stock split which occurred on September 25, 1997.
(DAGGER) Effective date of the Fund's registration statement.
1    The total return for the period has not been annualized.
2 The annualized expense ratio for the Intermediate-Term Bond Portfolio, had there been no fees waived by the previous investment adviser, would have been 0.58%, 0.58%, 0.57% and 0.63% for the fiscal years ended June 30, 1998, 1997, 1996, and for the period ended June 30, 1995, respectively. The annualized net investment income ratio for the Short/Intermediate Term Bond Portfolio, had there been no fees waived by the previous investment adviser, would have been 5.55%, 6.19%, 6.30% and 6.59% for the fiscal years ended June 30, 1998, 1997, 1996 and for the period ended June 30, 1995, respectively. The expense and net investment income ratios for the fiscal years ended June 30, 1998 and 1997 include expenses allocated from the Series.
3    Annualized
4 The Portfolio turnover rates for the Intermediate-Term Bond Series for this fiscal years ended June 30, 1998 and 1997 were 236.36% and 51.57%, respectively.

BROAD MARKET EQUITY PORTFOLIO

                                                                                                  For the Period
                                           For the Fiscal   For the Fiscal    For the Fiscal        January 5,
                                             Year Ended       Year Ended        Year Ended     1995(DAGGER) through
                                            June 30, 1998    June 30, 1997     June 30, 1996       June 30, 1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF
    PERIOD...............................     $   20.56         $  16.58         $   14.04           $  12.50
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
    Net investment income................          0.16             0.13              0.13               0.11
    Net realized and unrealized
        gain on investments..............          4.52             4.09              2.56               1.43
-------------------------------------------------------------------------------------------------------------------
         Total from investment
            operations...................          4.68             4.22              2.69               1.54
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    From net investment income...........         (0.16)           (0.15)            (0.15)              ----
    From net realized capital gain.......         (6.36)           (0.09)             ----               ----
-------------------------------------------------------------------------------------------------------------------
         Total distributions.............         (6.52)           (0.24)            (0.15)              ----
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD..........     $   18.72         $  20.56         $   16.58           $  14.04
===================================================================================================================

TOTAL RETURN.............................        29.09%           25.67%            19.24%             12.32%1
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
    Expenses 2...........................         0.80%            0.80%             0.80%              0.80%3
    Net investment income 2..............         0.81%            0.80%             1.34%              3.06%3
    Portfolio turnover...................          ----4            ----4           16.95%              0.00%3
    Net assets at end of period (000)....     $ 110,052         $ 88,763         $  66,137           $ 20,865

(DAGGER) Commencement of Operations.
1    The total return for the period has not been annualized.
2 The annualized expense ratio had there been no fees waived by the previous investment adviser, would have been 0.93%, 0.94%, 1.05% and 2.56% for the fiscal years ended June 30, 1998, 1997, 1996 and for the period ended June 30, 1995, respectively. The annualized net investment income ratio for the Broad Market Equity Portfolio, had there been no fees waived by the previous investment adviser, would have been 0.68%, 0.66%, 1.09% and 1.30% for the fiscal years ended June 30, 1998, 1997, 1996 and for the period ended June 30, 1995, respectively. The expense and net investment income ratios for the fiscal years ended June 30, 1998 and 1997 include expenses allocated from the Series.
3    Annualized.
4    The portfolio turnover rates for
     the Broad Market Equity Series for this fiscal years ended June 30, 1998 and 1997 were 93.08% and 26.33%, respectively.

               SPECIAL INFORMATION ABOUT THE PORTFOLIOS' STRUCTURE


         Each of the four Portfolios of the Fund, unlike many other investment companies which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Series of the Trust, an open-end, management investment company, registered under the 1940 Act, that issues Series having the same investment objective as each of the Portfolios. The investment objectives of the Portfolios and their corresponding Series may be changed without shareholder approval. Shareholders of a Feeder Portfolio will receive written notice at least 30 days prior to the effective date of any change in the investment objective of the Portfolio or its corresponding Trust Series.

         This prospectus describes the investment objective, policies and restrictions of each Feeder Portfolio and its corresponding Series. (See "Portfolio Characteristics And Policies - WT Money Market Portfolio, WT Government Money Market Portfolio, WT Short/Intermediate Bond Portfolio and WT Broad Market Equity Portfolio.") In addition, an investor should read "Management Of The Fund" for a description of the management and other expenses associated with the Feeder Portfolios' investment in the Trust. Other institutional investors, including other mutual funds, may invest in each Series, and the expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolios. Please contact the Fund c/o PFPC, Inc., P.O. Box 8812, Wilmington, DE 19899, 1-800-254-3948 for information about the availability of investing in a Series of the Trust other than through a Feeder Portfolio.


         The shares of the Trust Series will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. While investment in a Series by other institutional investors offers potential benefits to the Series and, through their investment in the Series, the Feeder Portfolios also, institutional investment in the Series also entails the risk that economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Series. Also, if an institutional investor were to redeem its interest in a Series, the remaining investors in that Series could experience higher pro rata operating expenses, thereby producing lower returns, and the Series' security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Series than the corresponding Feeder Portfolio could have effective voting control over the operation of the Series.

         Further, if a Series changes its investment objective in a manner which is inconsistent with the investment objective of a corresponding Feeder Portfolio and the Portfolio does not make a similar change in its investment objective, the Portfolio would be forced to withdraw its investment in the Series and either seek to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retain an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. A withdrawal by a Feeder Portfolio of its investment in the corresponding Series could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Feeder Portfolios. Any net capital gains so realized will be distributed to such a Portfolio's shareholders as described in "Dividends, Capital Gains Distributions And Taxes" below.

         Finally, the Feeder Portfolios' investment in the shares of a registered investment company such as the Trust is relatively new and results in certain operational and other complexities. However, management believes that the benefits to be gained by shareholders outweigh the additional complexities and that the risks attendant to such investment are not inherently different from the risks of direct investment in securities of the type in which the Trust Series invest.

                       INVESTMENT OBJECTIVES AND POLICIES

                            WT Money Market Portfolio

         The WT Money Market Portfolio pursues its investment objective by investing all of its assets in the Money Market Series of the Trust (the "Money Market Series") which has the same investment objective and policies as the Portfolio. The investment objective of the Money Market Series is to provide high current income while maintaining a stable share price by investing in short-term money market securities. The Money Market Series invests in U.S. dollar-denominated money market instruments that mature in 13 months or less, maintains an average weighted maturity of 90 days or less and limits its investments to those investments which the Board of Trustees determines present minimal credit risks.

         The Money Market Series will invest in the following money market obligations issued by financial institutions, nonfinancial corporations, and the U.S. Government, state and municipal governments and their agencies or instrumentalities:

         (1) United States Treasury obligations including bills, notes, bonds and other debt obligations issued by the United States Treasury. These securities are backed by the full faith and credit of the U.S. Government.

         (2) Obligations of agencies and instrumentalities of the U.S. Government which are supported by the full faith and credit of the U.S. Government, such as securities of the Government National Mortgage Association, or which are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities issued by the Federal Financing Bank; or which are supported by the credit of the agency or instrumentality itself, such as securities of Federal Farm Credit Banks.

         (3)  Repurchase   agreements  that  are  fully  collateralized  by  the
securities listed in (1) and (2) above.

         (4) Commercial paper at the time of purchase rated in the highest category of short-term debt ratings of any two Nationally Recognized Statistical Ratings Organization ("NRSROs") (such as Moody's Investor Services, Inc. and Standard & Poor's Rating Services) or, if unrated, issued by a corporation having outstanding comparable obligations that are rated in the highest category of short-term debt ratings. See "Appendix Description Of Ratings."

         (5) Corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO. See "Appendix - Description Of Ratings."

         (6) Obligations of U.S. banks, such as certificates of deposit, time deposits and bankers' acceptances. The banks must have total assets exceeding $1 billion.

         (7) Short-term Eurodollar and Yankee obligations of banks having total assets exceeding one billion dollars. Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks or by foreign banks; Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         The Money Market Series will not invest more than 5% of its total assets in the securities of a single issuer. Up to 10% of the Money Market
Series' net assets may be invested in "restricted" and other illiquid money market securities, which are not freely marketable under the Securities Act of 1933 (the "1933 Act").

         The Money Market Series may invest in repurchase agreements. A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller--a U.S. commercial bank or recognized U.S. securities dealer--sells securities to the Money Market Series and agrees to repurchase the securities at the Money Market Series' cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Money Market Series will have a total value equal to or in excess of the value of the repurchase agreement, and will be held by the Money Market Series' custodian bank until repurchased. Under the 1940 Act, a repurchase agreement is deemed to be the loan of money by the Money Market Series to the seller, collateralized by the underlying securities.

         Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same credit analysis as domestic issues in which the Money Market Series invests, and foreign issuers will be required to meet the same tests of financial strength as the domestic issuers approved for the Money Market Series.


                    WT Government Money Market Portfolio


         The WT Government Money Market Portfolio will pursue its investment objective by investing all of its assets in the Government Money Market Series of the Trust (the "Government Money Market Series"). The investment objective of the Government Money Market Series is to provide as high a level of current income as is consistent with maintaining a stable share by investing in securities issued by the U.S. Government, its agencies or instrumentalities. The Series invests in U.S. dollar-denominated money market instruments that mature in 13 months or less and will maintain an average weighted maturity of 60 days or less.

         The Series will invest in the following money market obligations issued by the U.S. government, its agencies or instrumentalities:

(1) United States Treasury obligations including bills, notes, bonds and other debt obligations issued by the United States Treasury. These securities are backed by the full faith and credit of the United States government.

(2) Obligations of agencies and instrumentalities of the U.S. Government which are supported by the full faith and credit of the U.S. Government, such as securities of the Government National Mortgage Association, or which are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities issued by the Federal Financing Bank; or which are supported by the credit of the agency or instrumentality itself, such as securities of Federal Farm Credit Banks.

(3) Repurchase agreements that are fully collateralized by the securities listed in (1) and (2) above.

         The Series intends to maintain an AAAm credit rating from Standard & Poor's Rating Group. The AAAm credit rating indicates that the Series is composed exclusively of investments that are rated AAA and/or eligible short-term investments.

         The Series may invest in repurchase agreements. A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller--a U.S. commercial bank or recognized U.S. securities dealer--sells securities to the Series and agrees to repurchase the securities at the Series' cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Series will have a total value equal to or in excess of the value of the repurchase agreement, and will be held by the Series' custodian bank until repurchased. Under the 1940 Act, a repurchase agreement is deemed to be the loan of money by the Series to the seller, collateralized by the underlying securities.


                     WT Short/Intermediate Bond Portfolio

         The WT Short/Intermediate-Term Bond Portfolio pursues its investment objective by investing all of its assets in the WT Short/Intermediate Bond Series of the Trust (the "Short/Intermediate Bond Series") which has the same investment objective and policies as the Portfolio. The investment objective of the Short/Intermediate Bond Series is to provide as high a level of current income as is consistent with reasonable risk. It seeks to achieve its objective by investing substantially all of its total assets in a diversified portfolio of the following investment grade debt securities: U.S. Treasury and U.S. Government agency securities, mortgage-backed securities, asset-backed securities and corporate bonds. The Short/Intermediate Bond Series may also invest in repurchase agreements collateralized by U.S. Treasury and U.S. Government agency securities and other short-term debt securities.

         Under normal market conditions, the average dollar-weighted duration of securities held by the Short/Intermediate Bond Series will fall within a range of 2 1/2 to 4 years. In the event of unusual market conditions, the average dollar-weighted duration of the Short/Intermediate Bond Series may fall within a broader range. Under those conditions, the Series may invest in fixed income securities with an average dollar-weighted duration of 1 to 6 years.

         Duration measures the sensitivity of the fixed income securities held by the Short/Intermediate Bond Series to a change in interest rates. A longer duration implies a greater sensitivity and means that the Series' securities will experience a greater degree of fluctuation in value should interest rates change. For example if interest rates were to move 1%, a bond with a 3 year duration would experience a 3% change in its principal value. An identical bond with a duration of 5 years would experience a 5% change in its principal value. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Series will mature), which is sometimes used to express the anticipated term of the Series' investments. Generally, the stated maturity of a fixed income security is longer than its projected duration. Under normal market conditions, the average effective maturity of the Short/Intermediate Bond Series is expected to fall within a range of approximately 3 to 5 years.


         Debt securities rated by an NRSRO, in the lowest investment grade debt category, have speculative characteristics; a change in economic conditions could lead to a weakened capacity of the issuer to make principal and interest payments. To the extent that the rating of a debt obligation held by the Short/Intermediate Bond Series falls below investment grade, the Short/Intermediate Bond Series, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Short/Intermediate Bond Series in light of market conditions. See "Appendix - Description Of Ratings."

         The Short/Intermediate Bond Series may invest in both fixed and variable or floating rate instruments. Variable and floating rate securities bear interest at rates which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such securities may not accurately reflect existing market interest rates. Some of these securities carry a demand feature which permits the Intermediate-Term Bond Series to sell them during a predetermined time period at par value plus accrued interest. The demand feature is often backed by a credit instrument, such as a letter of credit, or by a creditworthy insurer. The
Intermediate-Term Bond Series may rely on such instrument or the creditworthiness of the insurer in purchasing a variable or floating rate security.


                             WT Broad Market Equity Portfolio

         The WT Broad Market Equity Portfolio pursues its investment objective by investing all of its assets in the WT Broad Market Equity Series of the Trust (the "Equity Series") which has the same investment objective and policies as the Portfolio. The Equity Series invests primarily in a diversified portfolio of U.S. equity securities, including common stocks, preferred stocks and securities convertible into common stock of medium and large capitalization companies. Dividend income is an incidental consideration compared to growth in capital. In selecting securities for the Equity Series, the Manager seeks stocks that possess strong growth and value characteristics. The Manager evaluates factors it believes are likely to affect long-term capital appreciation such as the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team. The Manager may rotate the Equity Series' holdings among various market sectors based on economic analysis of the overall business cycle. Under normal conditions, at least 65 percent of the Equity Series' net assets will be invested in equity securities.


         The Equity Series invests in equity securities only if they are listed on registered exchanges or actively traded in the over-the-counter market. Under normal circumstances the Equity Series, to the extent not invested in the securities described above, may invest in investment grade securities issued by corporations and U.S. Government securities. In order to meet liquidity needs, the Equity Series may hold cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper) rated at time of purchase in the top two categories by an NRSRO or determined to be of comparable quality by the Manager at the time of purchase.

         The Equity Series may also purchase and sell American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the U.S. securities markets. The Equity

         Series may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation of the issuer of the deposited security. The Series does not consider any ADR purchase to be foreign. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

         The Equity Series may invest in convertible securities issued by U.S. companies. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed-income stream, a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. Common stock acquired by the Equity Series upon conversion of a convertible debenture will generally be held for so long as the Manager anticipates such stock will provide the Series with opportunities which are consistent with the Series' investment objective and policies.

         For temporary defensive purposes when the Manager determines that market conditions warrant, the Equity Series may invest up to 100% of its assets in the money market instruments described above and other short-term debt instruments that are rated, at the time of purchase, investment grade, and may hold a portion of its assets in cash.

                            OTHER INVESTMENT POLICIES

         OTHER REGISTERED INVESTMENT COMPANIES. Each Portfolio's corresponding Series reserves the right to invest in the shares of other registered investment companies. By investing in shares of investment companies, a Series would indirectly pay a portion of the operating expenses, management expenses and brokerage costs of such companies as well as the expense of operating the Series. Thus, the Series' investors may pay higher total operating expenses and other costs than they might pay by owning the underlying investment companies directly. The Manager will attempt to identify investment companies that have demonstrated superior management in the past, thus possibly offsetting these factors by producing better results and/or lower expenses than other investment companies with similar investment objectives and policies. There can be no assurance that this result will be achieved. However, the Manager will waive its advisory fee with respect to the assets of a Series invested in other investment companies, to the extent of the advisory fee charged by any investment adviser to such investment company. In addition, the 1940 Act limits investment by a Series in shares of other investment companies to no more than 10% of the value of the Series' total assets.

         SECURITIES LOANS. Each Series may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While a Series may earn additional income from lending securities, such activity is incidental to the investment objective of a Series. The value of securities loaned may not exceed 33 1/3% of the value of a Series' total assets. In connection with such loans, a Series will receive collateral consisting of cash or U.S. Government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Series will be able to terminate the loan at any time, will retain the authority to vote the loaned securities and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures.

         REVERSE REPURCHASE AGREEMENTS. A Series may enter into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by a Series of its assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. A Series will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations with respect to reverse repurchase agreements.

         OPTIONS. The WT Short/Intermediate Bond Series and WT Broad Market Equity Series each may sell and/or purchase exchange-traded call options and purchase exchange-traded put options on securities in the Portfolio. Options will be used to generate income and to protect against price changes and will not be engaged in for speculative purposes. The aggregate value of option positions may not exceed 10% of each Series' net assets as of the time the Series enters into such options.

         A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. There are risks associated with option transactions including the following: (i) the success of an options strategy may depend on the ability of the Manager to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the changes in market value of the securities held by a Series and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while a Series will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

                                  RISK FACTORS

         Each Series has reserved the right to borrow amounts not exceeding 33% of its net assets for the purposes of making redemption payments. When advantageous opportunities to do so exist, a Series may also borrow amounts not exceeding 5% of the value of the Series' net assets for the purpose of purchasing securities. Such purchases can be considered to result in "leveraging," and in such circumstances, the net asset value of the Series may increase or decrease at a greater rate than would be the case if the Series had not leveraged. A Series would incur interest on the amount borrowed and if the appreciation and income produced by the investments purchased when the Series has borrowed are less than the cost of borrowing, the investment performance of the Series may be further reduced as a result of leveraging.

         In addition, each Series may invest in repurchase agreements and reverse repurchase agreements. The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Series may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Series and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Series may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection and careful monitoring. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or become insolvent, the
Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Series and as such are subject to the investment limitations discussed above.

         The mortgage-backed and asset-backed securities in which the WT Short/Intermediate Bond Series may invest differ from conventional bonds in that principal is paid back over the life of the security rather than at maturity. As a result, the holder of those types of securities (the Series) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages or assets. Such prepayments occur more frequently during periods of declining interest rates. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage-backed and asset-backed securities. For this reason, these securities may be less effective than other types of securities as a means of "locking in" long-term interest rates.

         The market value of mortgage securities, like other debt securities, generally varies inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, due to changes in the rates of prepayments on the underlying mortgages, may experience less capital appreciation in declining interest rate environments and greater capital losses in periods of increasing interest rates than other investments of comparable maturities.

         In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal increases current and total returns and accelerates the recognition of income which, when distributed to shareholders, is taxable as ordinary income.


         The Fund is actively assessing how the Year 2000 computer problem may affect its operations and financial conditions. The third-party providers servicing the Fund, such as its investment adviser, custodian, administrator, and transfer agent are still conducting their review of their Year 2000 preparedness. The Fund could suffer adverse affects from the Year 2000 computer problem if such service providers have not adapted their computer systems to handle this problem. Therefore, the Fund's Board of Trustees has requested to be kept up to date by the service providers on their progress towards becoming Year 2000 compliant. The Fund anticipates having all necessary information to complete its Year 2000 assessment by December 1998; at which point the Fund will take any necessary actions to minimize the impact of the Year 2000 problem.


                             MANAGEMENT OF THE FUND

         The Fund was organized as a Delaware business trust. Under Delaware law the Fund's Board of Trustees is responsible for establishing Fund policies and for overseeing the management of the Fund.

         Each of the Trustees and officers of the Fund is also a Trustee and officer of the Trust. Information as to the Trustees and Officers of the Fund and the Trust is set forth in the Statement of Additional Information under "Trustees and Officers."

         Effective October 20, 1998, Wilmington Trust Company (the "Manager") became the new investment adviser of the WT Money Market, WT Short/Intermediate Bond and WT Broad Market Equity Series of the Trust. The Manager purchased substantially all of the assets of the Trust's former adviser, Kiewit Investment Management Corp. ("KIM"), and succeeded as the adviser to the Trust's Series with the consent of holders of a majority of each Series' shares. The Manager, with principal offices located at 1100 North Market Street, Wilmington, Delaware, 19890, is a wholly-owned subsidiary of Wilmington Trust Corporation, a publicly held bank-holding company.

         Under the Advisory Agreements with the Trust, the Manager, subject to the supervision of the Board of Trustees, directs the investments of each Series in accordance with its investment objective, policies and limitations. The Manager is engaged in a variety of investment advisory activities, including the management of other mutual funds and collective investment pools.

         The Manager provides the Trust with records concerning the Manager's activities which the Trust is required to maintain and renders regular reports to the Trust's officers and the Board of Trustees. The Manager also selects brokers and dealers to effect security transactions. Pursuant to an investment management agreement between the Manager and the Trust on behalf of each operational Series, the Manager is entitled to a fee, which is calculated daily and paid monthly at an annual rate of .20% of the average daily net assets of the WT Money Market Series; .40% of the average daily net assets of the WT Short/Intermediate Series; and .70% of the average daily net assets of the WT Broad Market Equity Series. The Manager has agreed to waive all or a portion of its advisory fee and assume certain Fund expenses in order to limit the Portfolios' annual operating expenses (see "Expense Table").

         E. Mathew Brown is responsible for the day-to-day management of the Equity Series of the Trust. Mr. Brown joined the Manager in October of 1996. Prior to joining the Manager, he served as Chief Investment Officer of PNC Bank, Delaware from 1993 through 1996 and as Investment Division Manager for Delaware Trust Capital Management from 1990 through 1993.

         Eric K. Cheung, Vice President and Manager of the Fixed Income Division of the Manager, is responsible for the day-to-day management of the Short/Intermediate Bond Series of the Trust. From 1978 through 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined the Manager, and in 1991, he became the Division Manager for all fixed income products.


         The Fund has entered into an Administrative Services Agreement with the Manager, on behalf of each operational Feeder Portfolio. Pursuant to this agreement, the Manager performs various services, including: supervision of the services provided by the

Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders; furnishing information as the Board of Trustees may require regarding the corresponding Series; and any other administrative services for the benefit of the Portfolio as the Board of Trustees may reasonably request. For its services, each Feeder Portfolio pays the Manager a monthly fee equal to one-twelfth of .02% of the Portfolio's average net assets.


         ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENTS. Under separate Administration Agreements and Accounting Services Agreements with the Trust and the Fund, PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves, respectively, as Administrator and Accounting Services Agent for the Trust and the Fund. In these joint capacities, PFPC manages and administers all regular day-to-day operations (other than management of the Trust's investments) of each of the Trust's various Series and each of the Fund's various Portfolios, subject to the supervision of the Trust's and the Fund's respective Boards of Trustees. Pursuant to its respective agreements with PFPC, the Trust has agreed to pay PFPC, on behalf of each Trust Series, the Series' proportionate share of a complex-wide annual: (a) administration services charge of 0.015% of the Trust's aggregate total assets in excess of $125 million; and (b) accounting services charge of 0.015% of the Trust's aggregate total assets in excess of $100 million. The foregoing PFPC annual asset-based fees are determined on an average daily total asset basis, and are subject to prescribed fixed minimums.

         TRANSFER AGENCY AGREEMENT. PFPC serves as Transfer Agent and Dividend Paying Agent for each Portfolio of the Fund pursuant to a Transfer Agency Agreement with the Fund.


         INVESTMENT MANAGEMENT EXPENSES. The Fund and the Trust each bears all of its own costs and expenses, including: services of its independent accountants, legal counsel, brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under the federal securities laws and the cost of any notice filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio or Series are so allocated, and expenses which are not allocable to a particular Portfolio or Series are borne by each Portfolio or Series on the basis of its relative net assets.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

         The Portfolios seek to achieve their investment objectives by investing all of their investable assets in a corresponding Series of shares of the Trust. Each Series is classified as a partnership for U.S. federal income tax purposes. A Portfolio is allocated its proportionate share of the income and realized and unrealized gains and losses of its corresponding Series.

         Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes. Each Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, each Portfolio will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and by satisfying certain other requirements relating to the sources of its income and diversification of its assets.

         Dividends paid by a Portfolio with respect to its K Class Shares and S Class Shares are calculated in the same manner and at the same time. Both K Class Shares and S Class Shares of a Portfolio will share proportionally in the investment income and expenses of the Portfolio, except that the per share dividends of S Class Shares will ordinarily be lower than the per share dividends of K Class Shares as a result of the distribution expenses charged to S Class Shares.


         Dividends consisting of substantially all of the ordinary income of each Portfolio, except the WT Broad Market Equity Portfolio, are declared daily and are payable to shareholders of record at the time of declaration. Such dividends are paid on the first business day of each month. Net capital gains distributions, if any, will be made annually. The Fund's policy is to distribute substantially all net investment income from the WT Broad Market Equity Portfolio, together with any net realized capital gains annually.



         Shareholders of the Fund will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date), unless as to each Portfolio, upon written notice to the Fund's Transfer Agent, PFPC, the shareholder selects one of the following options: (i) Income Option -- to receive income dividends in cash and capital gains distributions in additional shares at net asset value; (ii) Capital Gains Option -- to receive capital gains distributions in cash and income dividends in additional shares at net asset value; or (iii) Cash Option -- to receive both income dividends and capital gains distributions in cash. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


         Distributions paid by a Portfolio from long-term capital gains (which are allocated from a Series), whether received in cash or in additional shares, are taxable to investors as long-term capital gains, regardless of the length of time an investor has owned shares in the Portfolio. The Portfolios (through the operation of the Series) do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, if purchases of shares in a Portfolio are made shortly before the record date for a capital gains distribution or a dividend, a portion of the investment will be returned as a taxable distribution.

         Dividends which are declared in October, November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

         A sale or redemption of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Any loss incurred on sale or exchange of a Portfolio's shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares.

         The Portfolios may be required to report to the Internal Revenue Service ("IRS") any taxable dividend or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to shareholders who have not provided a correct taxpayer identification number and made certain required certifications. A shareholder may also be subject to backup withholding if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

         Shareholders of the Portfolios who are not U.S. persons for purposes of federal income taxation, should consult with their financial or tax advisors regarding the applicability of U.S. withholding and other taxes to distributions received by them from the Portfolios and the application of foreign tax laws to these distributions. Shareholders should also consult their tax advisors with respect to the applicability of any state and local intangible property or income taxes to their shares of the Portfolios and distributions and redemption proceeds received from the Portfolios. Shareholders who hold shares of a Portfolio in an employer-sponsored 401(k) or profit sharing plan, or other tax-advantaged plan, such as an IRA, should read their plan documents with respect to options available for receipt of dividends and federal tax treatment of transactions involving such shares.

         The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Portfolio.

                               PURCHASE OF SHARES


         After you open an account with the Fund, you may purchase K Class Shares by (a) writing to the Fund and enclosing your check as payment or (b) by calling (800) 254-3948 to arrange for payment by wire transfer.

         TO OPEN AN ACCOUNT. Send a completed application form by regular mail to WT Mutual Fund, c/o PFPC Inc., P.O. Box 8812, Wilmington, DE 19899, or by express mail to WT Mutual Fund, c/o PFPC Inc., 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809. You may request an application form by calling (800) 254-3948.

         TO PURCHASE BY MAIL. Your initial purchase may be indicated on your application. For additional purchases, you may send the Fund a simple letter or use order forms supplied by the Fund. Please enclose your check drawn on a U.S. bank payable to "WT Mutual Fund." Please indicate the amount to be invested in each Portfolio and your Portfolio account number.

         TO PURCHASE BY WIRE TRANSFER: Please call the Fund at (800) 254-3948 for instructions and to make specific arrangements before each wire transfer.


         MINIMUM INITIAL INVESTMENT. The minimum initial investment is $10,000, but subsequent investments may be made in any amount.


         PURCHASE PRICE AND TIMING. K Class Shares of each Portfolio are offered at their net asset value next determined after a purchase order is received and accepted. Purchase orders received by and accepted before the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on any Business Day of the Fund will be priced at the net asset value per share that is determined as of the close of regular trading on the NYSE. However, purchase orders for shares of the WT Money Market Portfolio and the WT Government Money Market Portfolio received and accepted before 2:00 p.m., Eastern time, on any Business Day of the Fund will be priced at the net asset value per share that is determined at 2:00 p.m., Eastern time. (See "Valuation Of Shares.") Purchase orders received and accepted after those daily deadlines will be priced as of the deadline on the following Business Day of the Fund. A "Business Day of the Fund" is any day on which the NYSE and Federal Reserve Bank are open for business. The Fund and PDI each reserves the right to reject any purchase order and may suspend the offering of shares of any Portfolio for a period of time.

         IN KIND PURCHASES. If accepted by the Fund, K Class Shares of each Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio and its corresponding Series of the Trust as described in the Statement of Additional Information. Please contact PFPC about this purchase method.

                              SHAREHOLDER ACCOUNTS

         SHAREHOLDER INQUIRIES. Shareholder inquiries may be made by writing the Fund c/o PFPC, Inc., P.O. Box 8812, Wilmington, DE 19899 or calling (800) 254-3948.


         SHAREHOLDER STATEMENTS. The Fund will mail a statement at least quarterly showing all purchases, redemptions and balances in each Portfolio. Shareholdings are expressed in terms of full and fractional shares of each Portfolio rounded to the nearest 1/1000th of a share. In the interest of economy and convenience, the Portfolios do not issue share certificates.

         INDIVIDUAL RETIREMENT ACCOUNTS. Shares of the Portfolios may be purchased for a tax-deferred retirement plan such as an individual retirement account ("IRA"). For an IRA Application, call PFPC at (800) 254-3948. PNC Bank, N.A. ("PNC") provides IRA custodial services for each shareholder account that is established as an IRA. For these services, PNC receives an annual fee of $10.00 per account, which fee is paid directly to PNC by the IRA shareholder. If the fee is not paid by the date due, Portfolio shares owned by the IRA shareholder will be redeemed automatically for purposes of making the payment.

         NON-INDIVIDUAL ACCOUNTS. Corporations, partnerships, fiduciaries and other non-individual investors may be required to furnish certain additional documentation to make purchases, exchanges and redemptions.

         MINIMUM ACCOUNT SIZE. Due to the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to automatically close any account with a current value of less than $5,000 by involuntarily redeeming all shares in the account and mailing the proceeds to the shareholder. Shareholders will be notified if their account value is less than $5,000 and will be allowed 60 days in which to increase their account balance to $5,000 or more to prevent the account from being closed. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                               VALUATION OF SHARES


         The net asset values per share of each Portfolio's K Class Shares and shares of corresponding Series are calculated by dividing the net assets attributable to the class, by the total outstanding shares of the stock of the class of the Portfolio or Series. The value of the shares of each Series will fluctuate in relation to its own investment experience. The value of the shares of the Feeder Portfolios will fluctuate in relation to the investment experience of the Trust Series in which such Portfolios invest. On each Business Day of the Fund, net asset value is determined as of the close of business of the NYSE, usually 4:00 p.m. Eastern time; except for the WT Money Market Portfolio and WT Government Money Market Portfolio, which is determined at 2:00 p.m., Eastern time.

Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day or, if there is no such reported sale, at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees.


         Money market instruments with a maturity of more than 60 days are valued at current market value, as discussed above. Money market instruments with a maturity of 60 days or less are valued at their amortized cost, which the Board of Trustees has determined in good faith constitutes fair value for purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Trustees determine that it does not constitute fair value for such purposes.

         The net asset value of the shares of each Portfolio, except the WT Money Market Portfolio and the WT Government Money Market Portfolio, will fluctuate in relation to its own investment experience. The WT Money Market Portfolio and WT Government Money Market Portfolio will attempt to maintain a stable net asset value of $1.00 per share.

         The offering price of shares of each Portfolio is the net asset value next determined after the purchase order is received and accepted; no sales charge or reimbursement fee is imposed.

                               EXCHANGE OF SHARES

         You may exchange all or a portion of your K Class Shares in a Portfolio for K Class Shares of any other Portfolio of the Fund that currently offers its shares to investors. A redemption of shares through an exchange will be effected at the net asset value per share next determined after receipt by the Fund of the request, and a purchase of shares through an exchange will be effected at the net asset value per share next determined.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's Portfolio account of less than $5,000.

         To obtain more information about exchanges, or to place exchange orders, contact the Fund. The Fund, on behalf of the Portfolios, reserves the right to terminate or modify the exchange offer described here. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio's shares to be acquired through such exchange may be legally made.

                              REDEMPTION OF SHARES


         You may redeem K Class Shares by mailing instructions to the Fund or calling the Fund at (800) 254-3948. The Fund will promptly mail you a check or wire transfer funds to your bank, as described below.

         TO REDEEM BY MAIL: You may send written instructions, with signature guarantees, by regular mail to: WT Mutual Fund, c/o PFPC Inc., P.O. Box 8812, Wilmington, DE 19899-9752, or by express mail to WT Mutual Fund, c/o PFPC Inc., 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809. The instructions should indicate the Portfolio from which shares are to be redeemed, the number of shares or dollar amount to be redeemed, the Portfolio account number and the name of the person in whose name the account is registered. A SIGNATURE AND A SIGNATURE GUARANTEE ARE REQUIRED FOR EACH PERSON IN WHOSE NAME THE ACCOUNT IS REGISTERED. A SIGNATURE MAY BE GUARANTEED BY AN ELIGIBLE INSTITUTION ACCEPTABLE TO THE FUND, SUCH AS A BANK, BROKER, DEALER, MUNICIPAL SECURITIES DEALER, GOVERNMENT SECURITIES DEALER, CREDIT UNION, NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION, CLEARING AGENCY, OR SAVINGS ASSOCIATION.

         TO REDEEM BY TELEPHONE: IF YOU WANT TO REDEEM YOUR SHARES BY TELEPHONE YOU MUST ELECT TO DO SO BY CHECKING THE APPROPRIATE BOX OF YOUR INITIAL APPLICATION OR BY CALLING THE FUND AT (800) 254-3948 TO OBTAIN A SEPARATE APPLICATION FOR TELEPHONE REDEMPTIONS. In order to redeem by telephone, you must call the Fund Monday through Friday during normal business hours of 9 a.m. to 4 p.m., Eastern time, and indicate your name, WT Mutual Fund, the Portfolio's name, your Portfolio account number and the number of shares you wish to redeem. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses to a shareholder due to unauthorized or fraudulent telephone transactions. If the Fund, the Manager, the Transfer Agent or any of their employees fails to abide by their procedures, the Fund may be liable to a shareholder for losses he/she suffers from any resulting unauthorized transactions. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that you are unable to reach the Fund by telephone, you may make a redemption request by mail.


         ADDITIONAL REDEMPTION INFORMATION. You may redeem all or any part of the value of your account on any Business Day. Redemptions are made at the net asset value next calculated after the Fund has received and accepted your redemption request. (See "Valuation Of Shares.") The Fund imposes no fee when shares are redeemed.


         Redemption checks are mailed on the next Business Day of the Fund following acceptance of redemption instructions but in no event later than 7 days following such receipt and acceptance. Amounts redeemed by wire from each Portfolio, except the WT Money Market Portfolio, are normally wired on the next business day after acceptance of redemption instructions (if received by PFPC before the close of regular trading on the NYSE or 2:00 p.m. Eastern time, for the WT Money Market Portfolio). In no event are redemption proceeds wired later than 7 days following such receipt and acceptance. If the shares to be redeemed were purchased by check, the Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).


         Redemption proceeds exceeding $10,000 may be wired to your predesignated bank account in any commercial bank in the United States. The receiving bank may charge a fee for this service. Alternatively, proceeds may be mailed to your bank or, for amounts of less than $10,000, mailed to your Portfolio account address of record if the address has been established for a minimum of 60 days. In order to authorize the Fund to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the application for telephone redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account which you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when shares are held by a corporation, partnership, fiduciary or other non-individual investor.


         For more information on redemption services, call the Fund at (800) 254-3948.


         REDEMPTION POLICIES. Redemption payments in cash will ordinarily be made within seven days after receipt of the redemption request in good form. However, the right of redemption may be suspended or the date of payment postponed in accordance with the 1940 Act. The amount received upon redemption may be more or less than the amount paid for the shares depending upon the fluctuations in the market value of the assets owned by the Portfolio. If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of any Portfolio to make a particular payment in cash, the Fund may pay all or part of the redemption price by distributing portfolio securities from the Portfolio of the shares being redeemed in accordance with Rule 18f-1 under the 1940 Act. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

                             PERFORMANCE INFORMATION

     From time to time, performance information, such as yield or total return for a Portfolio, may be quoted in advertisements or in communications to shareholders.

Performance quotations represent past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the closing net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. A Portfolio's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Portfolio. Aggregate total return reflects the total percentage change in value of an investment in the Portfolio over the stated period.

     The principal value of an investment in a Portfolio will fluctuate so that an investor's shares when redeemed, may be worth more or less than the investor's original cost. Performance will be calculated separately for K Class and S Class Shares. The K Class Shares have different expenses from the S Class Shares which may affect performance.


     Further information about the performance of each Portfolio and Class is included in the Fund's Annual Report to Shareholders, which may be obtained without charge by contacting the Fund at (800) 254-3948.


                               GENERAL INFORMATION

     The Fund issues two separate classes of shares of beneficial interest for each Portfolio with a par value of $.01 per share. The shares of each Portfolio, when issued and paid for in accordance with the Fund's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

     The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the S Class Shares bear distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The two classes have different exchange privileges. See "Exchange Of Shares." The net income attributable to S Class Shares and the dividends payable on S Class Shares will be reduced by the amount of the distribution fees; accordingly, the net asset value of the S Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

     Shareholders shall have the right to vote only (i) for removal of Trustees,
(ii) with respect to such additional matters relating to the Fund as may be required by the applicable provisions of the 1940 Act, including Section 16(a) thereof, and (iii) on such other matters as the Trustees may consider necessary or desirable. In addition, the shareholders of each Portfolio will be asked to vote on any proposal to change a fundamental investment policy (i.e. a policy that may be changed only with the approval of shareholders) of that Portfolio. All shares of the Fund entitled to vote on a matter shall vote without differentiation between the separate Portfolios on a one-vote-per-share basis; provided however, if a matter to be voted on does not affect the interests of all Portfolios, then only the shareholders of each affected Portfolio shall be entitled to vote on the matter. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per Portfolio basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio then in existence. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that meetings of shareholders shall be called for the purpose of voting upon the question of removal of one or more Trustees upon the written request of the holders of not less than 10% of the outstanding shares.

WT Investment Trust I was organized as a Delaware business trust on January 23, 1997. The Trust offers shares of its Series only to institutional investors in private offerings. The Fund may withdraw the investment of a Feeder Portfolio in a Series of the Trust at any time, if the Board of Trustees of the Fund determines that it is in the best interests of the Portfolio to do so. Upon any such withdrawal, the Board of Trustees of the Fund would consider what action might be taken, including the investment of all of the assets of the Portfolio in another pooled investment entity having the same investment objective as the Portfolio or the hiring of an investment advisor to manage the Portfolio's assets in accordance with the investment policies described above.

     Whenever a Feeder Portfolio, as an investor in its corresponding Trust Series, is asked to vote on a shareholder proposal, the Fund will hold a special meeting of the Feeder Portfolio's shareholders to solicit their votes with respect to the proposal. The Trustees of the Fund will then vote the Feeder Portfolio's shares in the Series in accordance with the voting instructions received from the Feeder Portfolio's shareholders. The Trustees of the Fund will vote shares of the Feeder Portfolio for which they receive no voting instructions in accordance with their best judgment.


     As of September 23, 1998, Peter Kiewit Sons', Inc., a Delaware corporation with principal offices at 1000 Kiewit Plaza, Omaha, NE 68131, is the direct or indirect parent of shareholders of more than 25% of the voting securities of the Money Market Portfolio and therefore may be deemed to control that Portfolio.

                        APPENDIX - DESCRIPTION OF RATINGS


         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

Standard & Poor's Ratings Group's ("S&P") description of its bond ratings are:

AAA--An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong

AA--An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC AND C--Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated CC is currently highly vulnerable to non-payment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

PLUS (+) OR MINUS (-) - The ratings from AA through CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

A commercial paper rating by S&P is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on Funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                                 WT Mutual Fund

                                 S CLASS SHARES

                                   PROSPECTUS

                                OCTOBER 20, 1998


         This prospectus describes the WT MONEY MARKET PORTFOLIO, WT GOVERNMENT MONEY MARKET PORTFOLIO, WT SHORT/INTERMEDIATE BOND PORTFOLIO AND THE WT BROAD MARKET EQUITY PORTFOLIO (collectively the "Portfolios" or "Feeder Portfolios" and individually a "Portfolio"), each a series of shares issued by WT Mutual Fund (the "Fund"), 1000 Kiewit Plaza, Omaha, NE 68131-3344, (800) 254-3948. Each
Portfolio is an open-end, diversified, management investment company with two separate classes of shares: K Class Shares and S Class Shares. Shares of each class represent equal, pro-rata interests in a Portfolio and accrue dividends in the same manner, except that S Class Shares bear distribution expenses payable by the Class as compensation for distribution of the S Class shares. The securities offered in this Prospectus are S Class Shares, which are not subject to any sales or distribution charges. Information concerning the Fund's K Class shares may be obtained by calling the Fund at the telephone number stated above.

         The Fund has established four series of shares, each of which represents a separate class of the Fund's shares of beneficial interest, having its own investment objective and policies. The investment objective of the WT Money Market Portfolio and WT Government Money Market PORTFOLIO is to provide high current income while maintaining a stable share price. The investment objective of the WT SHORT/INTERMEDIATE BOND PORTFOLIO is to provide as high a level of current income as is consistent with reasonable risk. The investment objective of the WT BROAD MARKET EQUITY PORTFOLIO is to achieve long-term capital appreciation.


         Unlike many other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of shares of WT Investment Trust I (the "Trust"), an open-end, management investment company that issues series of shares (individually and collectively, the "Series") having the same investment objective, policies and limitations as each of the Portfolios. The investment experience of each Feeder Portfolio will correspond directly with the investment experience of its corresponding Series. Investors should carefully consider this investment approach. For additional information, see "Special Information About The Portfolios' Structure."


         The WT Government Money Market Portfolio has not commenced operations; therefore its shares are not offered for sale to investors.

         This prospectus contains information about the Portfolios that prospective investors should know before investing and should be read carefully and retained for future reference. A Statement of Additional Information dated October 20, 1998 is incorporated herein by reference, has been filed with the Securities and Exchange Commission and is available upon request, without charge, by writing or calling the Fund at the above address or telephone number.


         An investment in the Portfolios is not a deposit of Wilmington Trust Company or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the WT Money Market Portfolio and WT Government Money Market Portfolio seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Portfolios.

--------------------------------------------------------------------------------
| THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND | | EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR | | ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A |
| CRIMINAL OFFENSE.                                                            |
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                           PAGE


HIGHLIGHTS...................................................................4

EXPENSE TABLE................................................................7

FINANCIAL HIGHLIGHTS.........................................................8

SPECIAL INFORMATION ABOUT THE PORTFOLIOS' STRUCTURE..........................9

INVESTMENT OBJECTIVES AND POLICIES..........................................10
         WT Money Market Portfolio..........................................10
         WT Government Money Market Portfolio...............................12
         WT Short/Intermediate Bond Portfolio...............................13
         WT Broad Market Equity Portfolio...................................14
         Other Investment Policies..........................................15

RISK FACTORS................................................................17

MANAGEMENT OF THE FUND......................................................18

DISTRIBUTION PLAN...........................................................21

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............................21

PURCHASE OF SHARES..........................................................23

SHAREHOLDER ACCOUNTS........................................................24

VALUATION OF SHARES.........................................................25

EXCHANGE OF SHARES..........................................................26

REDEMPTION OF SHARES........................................................26

PERFORMANCE INFORMATION.....................................................28

GENERAL INFORMATION.........................................................29

APPENDIX - DESCRIPTION OF RATINGS...........................................31

                                   HIGHLIGHTS

THE FUND


         The Fund is an open-end, diversified management investment company commonly known as a "mutual fund." The Fund was organized as a Delaware business trust on June 1, 1994 and is registered under the Investment Company Act of 1940, as amended (the "1940" Act). The Fund has established four series of shares: WT Money Market Portfolio, WT Government Money Market Portfolio, WT Short/Intermediate-Term Bond Portfolio and WT Broad Market Equity Portfolio. Each Portfolio offers two classes of shares, K Class Shares and S Class Shares.


INVESTMENT OBJECTIVES

         The investment objective of the Portfolios described in this prospectus is to provide investors with:

Money Market              High current  income,  while   maintaining   a  stable
                          share price. The Money Market Portfolio will invest all of its assets in the Money Market Series of the Trust, which in turn invests in short-term money market securities.

Government Money Market   High current  income,   while   maintaining  a  stable
                          share price and a credit rating in the highest category for money market funds as determined by an independent rating agency. The Government Money Market
                          Portfolio will invest all of its assets in the Government Money Market Series of the Trust, which in turn invests in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Short/Intermediate Bond   High  level  of   current  income,   consistent   with
                          reasonable risk. The Portfolio will invest all of its assets in the WT Short/Intermediate Bond Series of the Trust, which in turn invests in investment grade securities with an average dollar-weighted duration of between 2 1/2 to 4 years.


Broad Market Equity       Long term capital  appreciation.  The  Portfolio  will
                          invest all of its assets in the WT Broad Market Equity
                          Series of the Trust, which in turn invests in a diverse portfolio of U.S. equity securities medium and large capitalization companies.

Although the investment objective of each Portfolio is not fundamental and may be changed by the Board of Trustees without shareholder approval, the Fund intends to notify shareholders before making any material change. Due to the inherent risks of securities investments, there can be no assurance that a Portfolio will achieve its objective. See "Investment Objectives And Policies."

HOW TO PURCHASE SHARES

         After you open an account, you may purchase S Class Shares by (a) writing the Fund and enclosing your check as payment or (b) by calling the Fund at (800) 254-3948 to arrange for payment by wire transfer. You may open an account by mailing a completed application form to the Fund. The public offering price of the shares of each Portfolio is the net asset value per share next determined after acceptance of the purchase order and payment. The S Class Shares may be purchased without a sales load or exchange fee, but are subject to a distribution fee under a Rule 12b-1 plan. See "Purchase Of Shares."

HOW TO REDEEM SHARES

         You may redeem S Class Shares by mailing written instructions to the Fund or by calling the Fund at (800) 254-3948 (if you requested telephone redemption privileges on an application form). Shares will be redeemed at the net asset value per share next determined after acceptance of a redemption request. The Fund will promptly mail you a check, unless other arrangements have been made. See "Redemption Of Shares."


DIVIDEND REINVESTMENT


         Each Portfolio, except the WT Broad Makret Equity Portfolio, intends to pay monthly dividends from its net investment income and will pay net capital gains, if any, annually. The WT Broad Market Equity Portfolio intends to pay annual dividends from net investment income, together with any capital gains.

         You may choose to receive dividends and capital gains distributions in cash or you may choose to automatically reinvest them in additional shares of the Portfolio. See "Dividends, Capital Gains Distributions And Taxes."


INVESTMENT MANAGER, UNDERWRITER AND SERVICING AGENTS


         Wilmington Trust Company (the "Manager") serves as the investment manager of each operational Series of the Trust and also provides the Portfolios with certain administrative services. Effective October 20, 1998, Wilmington Trust Company replaced Kiewit Investment Management Corp. as the Series' investment manager. See "Management Of The Fund." Provident Distributors, Inc. serves as the Portfolios' underwriter. PNC Bank,

N.A. serves as the custodian of the Portfolios' assets and PFPC Inc. serves as the Portfolios' administrator, transfer agent and accounting services agent.


RISK FACTORS

         Each Portfolio, through its investment in a corresponding Series of the Trust, is subject to certain risks. Investors should consider a number of factors: (i) each Series of the Trust invests in securities that fluctuate in value, and there can be no assurance that the objective of any Portfolio will be achieved; (ii) each Series of the Trust may invest in repurchase and reverse repurchase agreements, which involve the risk of loss if the counterparty defaults on its obligations under the agreement; and (iii) each Series of the Trust has reserved the right to borrow amounts not exceeding 33% of its net assets; and (iv) the WT Short/Intermediate Bond Series may invest in mortgage securities, whose market values may vary with changes in market interest rates to a greater or a lesser extent than the market values of other debt securities. Additionally, the policy of the Portfolios to invest in the corresponding Series of the Trust also involves certain risks. See "Risk Factors."

                                  EXPENSE TABLE

SHAREHOLDER TRANSACTION COSTS                None

ESTIMATED ANNUAL PORTFOLIO OPERATING EXPENSES OF S CLASS SHARES
(as a percentage of average net assets)


                                         Government      Short/         Broad
                               Money        Money     Intermediate      Market
                              Market       Market         Bond          Equity
                             Portfolio    Portfolio     Portfolio      Portfolio
                             ---------    ---------     ---------      ---------

  Management Fees              0.09%        0.09%         0.32%           0.57%
  (after fee waiver) (1)

  12b-1 Fees*                  0.25%        0.25%         0.25%           0.25%

  Other Expenses               0.11%        0.11%         0.18%           0.23%
  (after expenses assumed)     -----        -----         -----           -----

  Total Portfolio              0.45%        0.45%         0.75%           1.05%
  Operating Expenses (2)


*Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.


(1) The information in the Expense Table has been estimated to reflect changes in the amounts of management fees waived and Fund expenses assumed. The table summarizes the estimated aggregate annual operating expenses of both the Portfolios' S Class Shares and the respective Series of the Trust in which the Portfolios invest. (See "Management Of The Fund" for a description of Portfolio and Series expenses.) Wilmington Trust Company has agreed to waive all or a portion of its advisory fee and to assume certain expenses in order to limit annual operating expenses of the S Class Shares for the current fiscal year.
Absent such waiver, the advisory fees would be 0.20% for the Money Market Series; 0.20% for the Government Money Market Series; 0.40% for the Intermediate-Term Series; and 0.70% for the Equity Series.

(2) Absent fee waivers by the Series' previous investment adviser, Kiewit Investment Management Corp., the total operating expenses of each Portfolio's S Class Shares for the fiscal year ended June 30, 1998, are estimated to have been: Money Market Portfolio 0.56%; Government Money Market Portfolio 0.56%; Short/Intermediate Bond Portfolio 0.83%; and Broad Market Equity Portfolio 1.18%.

The above figures reflect estimated annualized operating expenses of each Feeder Portfolio's S Class Shares and its corresponding Series for the fiscal year ended June 30, 1998. Neither the Government Money Market Portfolio or its corresponding Series had commenced operations as of the date of this Prospectus.

EXAMPLE

         You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:


                                 1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                 ------      -------      -------     --------
Money Market Portfolio             $5          $14          n/a         n/a

Government Money Market
Portfolio                          $5          $14          n/a         n/a

Short/Intermediate
Portfolio                          $8          $24          n/a         n/a

Broad Market Equity Portfolio      $11         $33          n/a         n/a


         The purpose of the above Expense Table and Example is to assist investors in understanding the various costs and expenses that an investor in the Portfolios' S Class Shares will bear directly or indirectly. The information set forth above relates only to the Portfolios' S Class Shares, which shares are subject to different total fees and expenses than K Class Shares.

         THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The above Example is based on the Portfolio's actual expenses for the most recent fiscal.

         The Board of Trustees of the Fund has considered whether such expenses will be more or less than they would be if the Feeder Portfolios invest directly in the securities held by the Trust Series. The aggregate amount of expenses for a Feeder Portfolio and its corresponding Trust Series may be greater than if the Portfolio were to invest directly in the securities held by the corresponding Trust Series. However, the total expense ratios for the Feeder Portfolios and the Trust Series are expected to be less over time than such ratios would have been if the Portfolios had continued to invest directly in the underlying securities. This is because this arrangement enables various institutional investors, including the Feeder Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Trust Series, including a Feeder Portfolio, will pay its proportionate share of the expenses of that Trust Series.

                              FINANCIAL HIGHLIGHTS

         Financial highlights for the Portfolios' S Class Shares are not provided because the Portfolios had not commenced selling S Class Shares as of the date of this prospectus.

               SPECIAL INFORMATION ABOUT THE PORTFOLIOS' STRUCTURE


         Each of the four Portfolios of the Fund, unlike many other investment companies which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Series of the Trust, an open-end, management investment company, registered under the 1940 Act, that issues Series having the same investment objective as each of the Portfolios. The investment objectives of the Portfolios and their corresponding Series may be changed without shareholder approval. Shareholders of a Feeder Portfolio will receive written notice at least 30 days prior to the effective date of any change in the investment objective of the Portfolio or its corresponding Trust Series.

         This prospectus describes the investment objective, policies and restrictions of each Feeder Portfolio and its corresponding Series. (See "Portfolio Characteristics And Policies - WT Money Market Portfolio, WT Government Money Market Portfolio, WT Short/Intermediate Bond Portfolio and WT Broad Market Equity Portfolio.") In addition, an investor should read "Management Of The Fund" for a description of the management and other expenses associated with the Feeder Portfolios' investment in the Trust. Other institutional investors, including other mutual funds, may invest in each Series, and the expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolios. Please contact the Fund c/o PFPC, Inc., P.O. Box 8812, Wilmington, Delaware 19899, 1-800-254-3948 for information about the availability of investing in a Series of the Trust other than through a Feeder Portfolio.


         The shares of the Trust Series will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. While investment in a Series by other institutional investors offers potential benefits to the Series and, through their investment in the Series, the Feeder Portfolios also, institutional investment in the Series also entails the risk that economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Series. Also, if an institutional investor were to redeem its interest in a Series, the remaining investors in that Series could experience higher pro rata operating expenses, thereby producing lower returns, and the Series' security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Series than the corresponding Feeder Portfolio could have effective voting control over the operation of the Series.

         Further, if a Series changes its investment objective in a manner which is inconsistent with the investment objective of a corresponding Feeder Portfolio and the Portfolio does not make a similar change in its investment objective, the Portfolio would be forced to withdraw its investment in the Series and either seek to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retain an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. A withdrawal by a Feeder Portfolio of its investment in the corresponding Series could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Feeder Portfolios. Any net capital gains so realized will be distributed to such a Portfolio's shareholders as described in "Dividends, Capital Gains Distributions And Taxes" below.

         Finally, the Feeder Portfolios' investment in the shares of a registered investment company such as the Trust is relatively new and results in certain operational and other complexities. However, management believes that the benefits to be gained by shareholders outweigh the additional complexities and that the risks attendant to such investment are not inherently different from the risks of direct investment in securities of the type in which the Trust Series invest.

                       INVESTMENT OBJECTIVES AND POLICIES

                            WT Money Market Portfolio

         The WT Money Market Portfolio will pursue its investment objective by investing all of its assets in the Money Market Series of the Trust (the "Money Market Series") which has the same investment objective and policies as the Portfolio. The investment objective of the Money Market Series is to provide high current income while maintaining a stable share price by investing in short-term money market securities. The Money Market Series invests in U.S. dollar-denominated money market instruments that mature in 13 months or less, maintains an average weighted maturity of 90 days or less and limits its investments to those investments which the Board of Trustees determines present minimal credit risks.

         The Money Market Series will invest in the following money market obligations issued by financial institutions, nonfinancial corporations, and the U.S. Government, state and municipal governments and their agencies or instrumentalities:


         (1) United States Treasury obligations including bills, notes, bonds and other debt obligations issued by the United States Treasury. These securities are backed by the full faith and credit of the U.S. Government.

         (2) Obligations of agencies and instrumentalities of the U.S. Government which are supported by the full faith and credit of the U.S. Government, such as securities of the Government National Mortgage Association, or which are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities issued by the Federal Financing Bank; or which are supported by the credit of the agency or instrumentality itself, such as securities of Federal Farm Credit Banks.


         (3)  Repurchase   agreements  that  are  fully  collateralized  by  the
securities listed in (1) and (2) above.

         (4) Commercial paper at the time of purchase rated in the highest category of short-term debt ratings of any two Nationally Recognized Statistical Ratings Organization ("NRSROs") (such as Moody's Investor Services, Inc. and Standard & Poor's Rating Services) or, if unrated, issued by a corporation having outstanding comparable obligations that are rated in the highest category of short-term debt ratings. See "Appendix - Description Of Ratings."


         (5) Corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO. See "Appendix - Description Of Ratings."


         (6) Obligations of U.S. banks, such as certificates of deposit, time deposits and bankers' acceptances. The banks must have total assets exceeding $1 billion.


         (7) Short-term Eurodollar and Yankee obligations of banks having total assets exceeding one billion dollars. Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks or by foreign banks; Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.


         The Money Market Series will not invest more than 5% of its total assets in the securities of a single issuer. Up to 10% of the Money Market
Series' net assets may be invested in "restricted" and other illiquid money market securities, which are not freely marketable under the Securities Act of 1933 (the "1933 Act").

         The Money Market Series may invest in repurchase agreements. A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller--a U.S. commercial bank or recognized U.S. securities dealer--sells securities to the Money Market Series and agrees to repurchase the securities at the Money Market Series' cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Money Market Series will have a total value equal to or in excess of the value of the repurchase agreement, and will be held by the Money Market Series' custodian bank until repurchased. Under the 1940 Act, a repurchase agreement is deemed to be the loan of money by the Money Market Series to the seller, collateralized by the underlying securities.

         Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same credit analysis as domestic issues in which the Money Market Series invests, and foreign issuers will be required to meet the same tests of financial strength as the domestic issuers approved for the Money Market Series.



                    WT Government Money Market Portfolio


         The WT Government Money Market Portfolio will pursue its investment objective by investing all of its assets in the Government Money Market Series of the Trust (the "Government Money Market Series"). The investment objective of the Government Money Market Series is to provide as high a level of current income as is consistent with maintaining a stable share by investing in securities issued by the U.S. Government, its agencies or instrumentalities. The Series invests in U.S. dollar-denominated money market instruments that mature in 13 months or less and will maintain an average weighted maturity of 60 days or less.

         The Series will invest in the following money market obligations issued by the U.S. government, its agencies or instrumentalities:

(1) United States Treasury obligations including bills, notes, bonds and other debt obligations issued by the United States Treasury. These securities are backed by the full faith and credit of the United States government.


(2) Obligations of agencies and instrumentalities of the U.S. Government which are supported by the full faith and credit of the U.S. Government, such as securities of the Government National Mortgage Association, or which are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities issued by the Federal Financing Bank; or which are supported by the credit of the agency or instrumentality itself, such as securities of Federal Farm Credit Banks.

(3) Repurchase agreements that are fully collateralized by the securities listed in (1) and (2) above.

         The Series intends to maintain an AAAm credit rating from Standard & Poor's Rating Group. The AAAm credit rating indicates that the Series is composed exclusively of investments that are rated AAA and/or eligible short-term investments.

         The Series may invest in repurchase agreements. A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller--a U.S. commercial bank or recognized U.S. securities dealer--sells securities to the Series and agrees to repurchase the securities at the Series' cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Series will have a total value equal to or in excess of the value of the repurchase agreement, and will be held by the Series' custodian bank until repurchased. Under the 1940 Act, a repurchase agreement is deemed to be the loan of money by the Series to the seller, collateralized by the underlying securities.

                     WT Short/Intermediate Bond Portfolio

         The WT Short/Intermediate Bond Portfolio pursues its investment objective by investing all of its assets in the WT Short/Intermediate Bond Series of the Trust (the "Intermediate-Term Bond Series") which has the same investment objective and policies as the Portfolio. The investment objective of the Short/Intermediate Bond Series is to provide as high a level of current income as is consistent with reasonable risk. It seeks to achieve its objective by investing substantially all of its total assets in a diversified portfolio of the following investment grade debt securities: U.S. Treasury and U.S. Government agency securities, mortgage-backed securities, asset-backed securities and corporate bonds. The Short/Intermediate Bond Series may also invest in repurchase agreements collateralized by U.S. Treasury and U.S. Government agency securities and other short-term debt securities. Under normal market conditions, the average dollar-weighted duration of securities held by the Short/Intermediate Bond Series will fall within a range of 2 1/2 to 4 years. In the event of unusual market conditions, the average dollar-weighted duration of the Short/Intermediate Bond Series may fall within a broader range. Under those conditions, the Series may invest in fixed income securities with an average dollar-weighted duration of 1 to 6 years.

         Duration measures the sensitivity of the fixed income securities held by the Short/Intermediate Bond Series to a change in interest rates. A longer duration implies a greater sensitivity and means that the Series' securities will experience a greater degree of fluctuation in value should interest rates change. For example if interest rates were to move 1%, a bond with a 3 year duration would experience a 3% change in its principal value. An identical bond with a duration of 5 years would experience a 5% change in its principal value. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Series will mature), which is sometimes used to express the anticipated term of the Series' investments. Generally, the stated maturity of a fixed income security is longer than its projected duration. Under normal market conditions, the average effective maturity of the Short/Intermediate Bond Series is expected to fall within a range of approximately 3 to 5 years.

         Debt securities rated by an NRSRO, in the lowest investment grade debt category, have speculative characteristics; a change in economic conditions could lead to a weakened capacity of the issuer to make principal and interest payments. To the extent that the rating of a debt obligation held by the
Short/Intermediate Bond Series falls below investment grade, the Short/Intermediate Bond Series, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Short/Intermediate Bond Series in light of market conditions. See "Appendix - Description Of Ratings."

         The Short/Intermediate Bond Series may invest in both fixed and variable or floating rate instruments. Variable and floating rate securities bear interest at rates which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such securities may not accurately reflect existing market interest rates. Some of these securities carry a demand feature which permits the Intermediate-Term Bond Series to sell them during a predetermined time period at par value plus accrued interest. The demand feature is often backed by a credit instrument, such as a letter of credit, or by a creditworthy insurer. The Intermediate-Term Bond Series may rely on such instrument or the creditworthiness of the insurer in purchasing a variable or floating rate security.


                        WT Broad Market Equity Portfolio

         The WT Broad Market Equity Portfolio pursues its investment objective by investing all of its assets in the WT Broad Market Equity Series of the Trust (the "Equity Series") which has the same investment objective and policies as the Portfolio. The Equity Series invests primarily in a diversified portfolio of U.S. equity securities, including common stocks, preferred stocks and securities convertible into common stock, of medium and large capitalization companies. Dividend income is an incidental consideration compared to growth in capital. In selecting securities for the Equity Series, the Manager seeks stocks that possess strong growth and value characteristics. The Manager evaluates factors it believes are likely to affect long-term capital appreciation such as the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team. The Manager may rotate the Equity Series' holdings among various market sectors based on economic analysis of the overall business cycle. Under normal conditions, at least 65 percent of the Equity Series' net assets will be invested in equity securities.

         The Equity Series invests in equity securities only if they are listed on registered exchanges or actively traded in the over-the-counter market. Under normal circumstances the Equity Series, to the extent not invested in the securities described above, may invest in investment grade securities issued by corporations and U.S. Government securities. In order to meet liquidity needs, the Equity Series may hold cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper) rated at time of purchase in the top two categories by an NRSRO or determined to be of comparable quality by the Manager at the time of purchase.

         The Equity Series may also purchase and sell American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the U.S. securities markets. The Equity Series may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation of the issuer of the deposited security. The Series does not consider any ADR purchase to be foreign. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.


         The Equity Series may invest in convertible securities issued by U.S. companies. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed-income stream, a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. Common stock acquired by the Equity Series upon conversion of a convertible debenture will generally be held for so long as the Manager anticipates such stock will provide the Series with opportunities which are consistent with the Series' investment objective and policies.

         For temporary defensive purposes when the Manager determines that market conditions warrant, the Equity Series may invest up to 100% of its assets in the money market instruments described above and other short-term debt instruments that are rated, at the time of purchase, investment grade, and may hold a portion of its assets in cash.


                            OTHER INVESTMENT POLICIES

         OTHER REGISTERED INVESTMENT COMPANIES. Each Portfolio's corresponding Series reserves the right to invest in the shares of other registered investment companies. By investing in shares of investment companies, a Series would indirectly pay a portion of the operating expenses, management expenses and brokerage costs of such companies as well as the expense of operating the Series. Thus, the Series' investors may pay higher total operating expenses and other costs than they might pay by owning the underlying investment companies directly. The Manager will attempt to identify investment companies that have demonstrated superior management in the past, thus possibly offsetting these factors by producing better results and/or lower expenses than other investment companies with similar investment objectives and policies. There can be no assurance that this result will be achieved. However, the Manager will waive its advisory fee with respect to the assets of a Series invested in other investment companies, to the extent of the advisory fee charged by any investment adviser to such investment company. In addition, the 1940 Act limits investment by a Series in shares of other investment companies to no more than 10% of the value of the Series' total assets.

         SECURITIES LOANS. Each Series may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While a Series may earn additional income from lending securities, such activity is incidental to the investment objective of a Series. The value of securities loaned may not exceed 33 1/3% of the value of a Series' total assets. In connection with such loans, a Series will receive collateral consisting of cash or U.S. Government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Series will be able to terminate the loan at any time, will retain the authority to vote the loaned securities and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures.

         REVERSE REPURCHASE AGREEMENTS. A Series may enter into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by a Series of its assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. A Series will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations with respect to reverse repurchase agreements.


         OPTIONS. The WT Short/Intermediate Bond Series and WT Broad Market Equity Series may sell and/or purchase exchange-traded call options and purchase exchange-traded put options on its portfolio securities. Options will be used to generate income and to protect against price changes and will not be engaged in for speculative purposes. The aggregate value of option positions may not exceed 10% of each Series' net assets as of the time the Series enters into such options.


         A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. There are risks associated with option transactions including the following: (i) the success of an options strategy may depend on the ability of the Manager to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the changes in market value of the securities held by a Series and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while a Series will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

                                  RISK FACTORS

         Each Series has reserved the right to borrow amounts not exceeding 33% of its net assets for the purposes of making redemption payments. When advantageous opportunities to do so exist, a Series may also borrow amounts not exceeding 5% of the value of the Series' net assets for the purpose of purchasing securities. Such purchases can be considered to result in "leveraging," and in such circumstances, the net asset value of the Series may increase or decrease at a greater rate than would be the case if the Series had not leveraged. A Series would incur interest on the amount borrowed and if the appreciation and income produced by the investments purchased when the Series has borrowed are less than the cost of borrowing, the investment performance of the Series may be further reduced as a result of leveraging.

         In addition, each Series may invest in repurchase agreements and reverse repurchase agreements. The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Series may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Series and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Series may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection and careful monitoring. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or become insolvent, the
Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Series and as such are subject to the investment limitations discussed above.

         The mortgage-backed and asset -backed securities in which the WT Short/Intermediate Bond Series may invest differ from conventional bonds in that principal is paid back over the life of the security rather than at maturity. As a result, the holder of those types of securities (the Series) receives mostly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages or assets. Such prepayments occur more frequently during periods of declining interest rates. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage-backed and asset-backed securities. For this reason, these securities may be less effective than other types of securities as a means of "locking in" long-term interest rates.

         The market value of mortgage securities, like other debt securities, generally varies inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, due to changes in the rates of prepayments on the underlying mortgages, may experience less capital appreciation in declining interest rate environments and greater capital losses in periods of increasing interest rates than other investments of comparable maturities.

         In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal increases current and total returns and accelerates the recognition of income which, when distributed to shareholders, is taxable as ordinary income.


         The Fund is actively assessing how the Year 2000 computer problem may affect its operations and financial conditions. The third-party providers servicing the Fund, such as its investment adviser, custodian, administrator, and transfer agent are still conducting their review of their Year 2000 preparedness. The Fund could suffer adverse affects from the Year 2000 computer problem if such service providers have not adapted their computer systems to handle this problem. Therefore, the Fund's Board of Trustees has requested to be kept up to date by the service providers on their progress towards becoming Year 2000 compliant. The Fund anticipates having all necessary information to complete its Year 2000 assessment by December 1998; at which point the Fund will take any necessary actions to minimize the impact of the Year 2000 problem.


                             MANAGEMENT OF THE FUND

         The Fund was organized as a Delaware business trust. Under Delaware law the Fund's Board of Trustees is responsible for establishing Fund policies and for overseeing the management of the Fund.

         Each of the Trustees and officers of the Fund is also a Trustee and officer of the Trust. Information as to the Trustees and Officers of the Fund and the Trust is set forth in the Statement of Additional Information under "Trustees and Officers."


         Effective October 20, 1998, Wilmington Trust Company (the "Manager") became the new investment adviser of the WT Money Market, WT Short/Intermediate Bond and WT Broad Market Equity Series of the Trust. The Manager purchased substantially all of the assets of the Trust's former adviser, Kiewit Investment Management Corp. ("KIM"), and succeeded as the adviser to the Trust's Series with the consent of holders of a majority of each Series' shares. The Manager, with principal offices located at 1100 North Market Street, Wilmington, Delaware, 19890, is a wholly-owned subsidiary of Wilmington Trust Corporation, a publicly held bank-holding company.

         Under the Advisory Agreements with the Trust, the Manager, subject to the supervision of the Board of Trustees, directs the investments of each Series in accordance with its investment objective, policies and limitations. The Manager is engaged in a variety of investment advisory activities, including the management of other mutual funds and collective investment pools.

         The Manager provides the Trust with records concerning the Manager's activities which the Trust is required to maintain and renders regular reports to the Trust's officers and the Board of Trustees. The Manager also selects brokers and dealers to effect security transactions. Pursuant to an investment management agreement between the Manager and the Trust on behalf of each operational Series, the Manager is entitled to a fee, which is calculated daily and paid monthly at an annual rate of .20% of the average daily net assets of the WT Money Market Series; .40% of the average daily net assets of the WT Short/Intermediate Series; and .70% of the average daily net assets of the WT Broad Market Equity Series. The Manager has agreed to waive all or a portion of its advisory fee and assume certain Fund expenses in order to limit the Portfolios' annual operating expenses (see "Expenses Table").

         E. Mathew Brown is responsible for the day-to-day management of the Equity Series of the Trust. Mr. Brown joined the Manager in October of 1996. Prior to joining the Manager, he served as Chief Investment Officer of PNC Bank, Delaware from 1993 through 1996 and as Investment Division Manager for Delaware Trust Capital Management from 1990 through 1993.

         Eric K. Cheung, Vice President and Manager of the Fixed Income Division of the Manager, is responsible for the day-to-day management of the Short/Intermediate Bond Series of the Trust. From 1978 through 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined the Manager, and in 1991, he became the Division Manager for all fixed income products.

         The Fund has entered into an Administrative Services Agreement with the Manager, on behalf of each operational Feeder Portfolio. Pursuant to this agreement, the Manager performs various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders; furnishing information as the Board of
Trustees may require regarding the corresponding Series; and any other administrative services for the benefit of the Portfolio as the Board of Trustees may reasonably request. For its services, each Feeder Portfolio pays the Manager a monthly fee equal to one-twelfth of .02% of the Portfolio's average net assets.


         ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENTS. Under separate Administration Agreements and Accounting Services Agreements with the Trust and the Fund, PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves, respectively, as Administrator and Accounting Services Agent for the Trust and the Fund. In these joint capacities, PFPC manages and administers all regular day-to-day operations (other than management of the Trust's investments) of each of the Trust's various Series and each of the Fund's various Portfolios, subject to the supervision of the Trust's and the Fund's respective Boards of Trustees. Pursuant to its respective agreements with PFPC, the Trust has agreed to pay PFPC, on behalf of each Trust Series, the Series' proportionate share of a complex-wide annual: (a) administration services charge of 0.015% of the Trust's aggregate total assets in excess of $125 million; and (b) accounting services charge of 0.015% of the Trust's aggregate total assets in excess of $100 million. The foregoing PFPC annual asset-based fees are determined on an average daily total asset basis, and are subject to prescribed fixed minimums.

         TRANSFER AGENCY AGREEMENT. PFPC serves as Transfer Agent and Dividend Paying Agent for each Portfolio of the Fund pursuant to a Transfer Agency Agreement with the Fund.


         INVESTMENT MANAGEMENT EXPENSES. The Fund and the Trust each bears all of its own costs and expenses, including: services of its independent accountants, legal counsel, brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under the federal securities laws and the cost of any notice filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio or Series are so allocated, and expenses which are not allocable to a particular Portfolio or Series are borne by each Portfolio or Series on the basis of its relative net assets.

                                DISTRIBUTION PLAN


     The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), whereby it may reimburse Provident Distributors, Inc. (the" Distributor") or others for expenses actually incurred by the Distributor or others in the promotion and distribution of the Fund's S Class Shares. These expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, the preparation of sales literature and related expenses, advertisements, and other distribution-related expenses, including payments to securities dealer and others participating in the sale and servicing of S Class Shares. The maximum amount which the Fund may pay to the Distributor and others (and which the Distributor may re-allow to securities dealers and others participating in the sale of shares) for such distribution expenses is 0.25% per annum of average daily net assets of a Portfolio's S Class payable on a monthly basis. All expenses of distribution and marketing in excess of 0.25% per annum will be borne by the Adviser. The 12b-1 Plan also covers any payments made by the Fund, the Manager, the Distributor, or other parties on behalf of the Fund, the Adviser, the Manager, or the Distributor, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of S Class Shares issued by the Fund within the context of Rule 12b-1.


                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

         The Portfolios seek to achieve their investment objectives by investing all of their investable assets in a corresponding Series of shares of Trust. Each Series is classified as a partnership for U.S. federal income tax purposes. A Portfolio is allocated its proportionate share of the income and realized and unrealized gains and losses of its corresponding Series.

         Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes. Each Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, each Portfolio will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and by satisfying certain other requirements relating to the sources of its income and diversification of its assets.

         Dividends paid by a Portfolio with respect to its K Class Shares and S Class Shares are calculated in the same manner and at the same time. Both K
Class and S Class Shares of a Portfolio will share proportionally in the investment income and expenses of the Portfolio, except that the per share dividends of S Class Shares will ordinarily be lower than the per share dividends of K Class Shares as a result of the distribution expenses charged to S Class Shares.

         Dividends consisting of substantially all of the ordinary income of each Portfolio, except the WT Broad Market Equity Portfolio, are declared daily and are payable to shareholders of record at the time of declaration. Such dividends are paid on the first business day of each month. Net capital gains distributions, if any, will be made annually. The Fund's policy is to distribute substantially all net investment income from the WT Broad Market Equity Portfolio, together with any net realized capital gains annually.

         Shareholders of the Fund will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date), unless as to each Portfolio, upon written notice to the Fund's Transfer Agent, PFPC, the shareholder selects one of the following options: (i) Income Option -- to receive income dividends in cash and capital gains distributions in additional shares at net asset value; (ii) Capital Gains Option -- to receive capital gains distributions in cash and income dividends in additional shares at net asset value; or (iii) Cash Option -- to receive both income dividends and capital gains distributions in cash. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


         Distributions paid by a Portfolio from long-term capital gains (which are allocated from a Series), whether received in cash or in additional shares, are taxable to investors as long-term capital gains, regardless of the length of time an investor has owned shares in the Portfolio. The Portfolios (through the operation of the Series) do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, if purchases of shares in a Portfolio are made shortly before the record date for a capital gains distribution or a dividend, a portion of the investment will be returned as a taxable distribution.

         Dividends which are declared in October, November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

         A sale or redemption of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Any loss incurred on sale or exchange of a Portfolio's shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares.

         The Portfolios may be required to report to the Internal Revenue Service ("IRS") any taxable dividend or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to shareholders who have not provided a correct taxpayer identification number and made certain required certifications. A shareholder may also be subject to backup withholding if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

         Shareholders of the Portfolios who are not U.S. persons for purposes of federal income taxation, should consult with their financial or tax advisors regarding the applicability of U.S. withholding and other taxes to distributions received by them from the Portfolios and the application of foreign tax laws to these distributions. Shareholders should also consult their tax advisors with respect to the applicability of any state and local intangible property or income taxes to their shares of the Portfolios and distributions and redemption proceeds received from the Portfolios. Shareholders who hold shares of a Portfolio in an employer-sponsored 401(k) or profit sharing plan, or other tax-advantaged plan, such as an IRA, should read their plan documents with respect to options available for receipt of dividends and federal tax treatment of transactions involving such shares.

         The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Portfolio.

                               PURCHASE OF SHARES


         After you open an account with the Fund, you may purchase S Class Shares by (a) writing to the Fund and enclosing your check as payment or (b) by calling (800) 254-3948 to arrange for payment by wire transfer.

         TO OPEN AN ACCOUNT. Send a completed application form by regular mail to WT Mutual Fund, c/o PFPC Inc., P.O. Box 8812, Wilmington, DE 19899, or by express mail to WT Mutual Fund, c/o PFPC Inc., 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809. You may request an application form by calling (800) 254-3948.


         TO PURCHASE BY MAIL. Your initial purchase may be indicated on your application. For additional purchases, you may send the Fund a simple letter or use order forms supplied by the Fund. Please enclose your check drawn on a U.S. bank payable to "WT Mutual Fund." Please indicate the amount to be invested in each Portfolio and your Portfolio account number.

         TO PURCHASE BY WIRE TRANSFER: Please call the Fund at (800) 254-3948 for instructions and to make specific arrangements before each wire transfer.


         MINIMUM INITIAL INVESTMENT. The minimum initial investment is $10,000, but subsequent investments may be made in any amount.

         PURCHASE PRICE AND TIMING. S Class Shares of each Portfolio are offered at their net asset value next determined after a purchase order is received and accepted. Purchase orders received by and accepted before the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on any Business Day of the Fund will be priced at the net asset value per share that is determined as of the close of regular trading on the NYSE. However, purchase orders for shares of the WT Money Market Portfolio and the WT Government Money Market Portfolio received and accepted before 2:00 p.m., Eastern time, on any Business Day of the Fund will be priced at the net asset value per share that is determined at 2:00 p.m., Eastern time. (See "Valuation Of Shares.") Purchase orders received and accepted after those daily deadlines will be priced as of the deadline on the following Business Day of the Fund. A "Business Day of the Fund" is any day on which the NYSE and Federal Reserve Bank are open for business. The Fund and RSD each reserves the right to reject any purchase order and may suspend the offering of shares of any Portfolio for a period of time.


         IN KIND PURCHASES. If accepted by the Fund, S Class Shares of each Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio and its corresponding Series of the Trust as described in the Statement of Additional Information. Please contact PFPC about this purchase method.

                              SHAREHOLDER ACCOUNTS

         SHAREHOLDER INQUIRIES. Shareholder inquiries may be made by writing the Fund at 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809 or calling (800) 254-3948.


         SHAREHOLDER STATEMENTS. The Fund will mail a statement at least quarterly showing all purchases, redemptions and balances in each Portfolio. Shareholdings are expressed in terms of full and fractional shares of each Portfolio rounded to the nearest 1/1000th of a share. In the interest of economy and convenience, the Portfolios do not issue share certificates.


         INDIVIDUAL RETIREMENT ACCOUNTS. Shares of the Portfolios may be purchased for a tax-deferred retirement plan such as an individual retirement account ("IRA"). For an IRA Application, call PFPC at (800) 254-3948. PNC Bank, N.A. ("PNC") provides IRA custodial services for each shareholder account that is established as an IRA. For these services, PNC receives an annual fee of $10.00 per account, which fee is paid directly to PNC by the IRA shareholder. If the fee is not paid by the date due, Portfolio shares owned by the IRA shareholder will be redeemed automatically for purposes of making the payment.


         NON-INDIVIDUAL ACCOUNTS. Corporations, partnerships, fiduciaries and other non-individual investors may be required to furnish certain additional documentation to make purchases, exchanges and redemptions.

         MINIMUM ACCOUNT SIZE. Due to the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to automatically close any account with a current value of less than $5,000 by involuntarily redeeming all shares in the account and mailing the proceeds to the shareholder. Shareholders will be notified if their account value is less than $5,000 and will be allowed 60 days in which to increase their account balance to $5,000 or more to prevent the account from being closed. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                               VALUATION OF SHARES


         The net asset values per share of each Portfolio's S Class Shares and shares of corresponding Series are calculated by dividing the net assets attributable to the class, by the total outstanding shares of the stock of the class of the Portfolio or Series. The value of the shares of each Series will fluctuate in relation to its own investment experience. The value of the shares of the Feeder Portfolios will fluctuate in relation to the investment experience of the Trust Series in which such Portfolios invest. On each Business Day of the Fund, net asset value is determined as of the close of business of the NYSE, usually 4:00 p.m. Eastern time; except for the WT Money Market Portfolio and WT Government Money Market Portfolio, which is determined at 2:00 p.m., Eastern time. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day or, if there is no such reported sale, at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees.


         Money market instruments with a maturity of more than 60 days are valued at current market value, as discussed above. Money market instruments with a maturity of 60 days or less are valued at their amortized cost, which the Board of Trustees has determined in good faith constitutes fair value for purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Trustees determine that it does not constitute fair value for such purposes.

         The net asset value of the shares of each Portfolio, except the WT Money Market Portfolio and the WT Government Money Market Portfolio, will fluctuate in relation to its own investment experience. The WT Money Market Portfolio and WT Government Money Market Portfolio will attempt to maintain a stable net asset value of $1.00 per share.

         The offering price of shares of each Portfolio is the net asset value next determined after the purchase order is received and accepted; no sales charge or reimbursement fee is imposed.

                               EXCHANGE OF SHARES

         You may exchange all or a portion of your S Class Shares in a Portfolio for S Class Shares of any other Portfolio of the Fund that currently offers its shares to investors. A redemption of shares through an exchange will be effected at the net asset value per share next determined after receipt by the Fund of the request, and a purchase of shares through an exchange will be effected at the net asset value per share next determined.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's Portfolio account of less than $5,000.

         To obtain more information about exchanges, or to place exchange orders, contact the Fund. The Fund, on behalf of the Portfolios, reserves the right to terminate or modify the exchange offer described here. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio's shares to be acquired through such exchange may be legally made.

                              REDEMPTION OF SHARES


         You may redeem S Class Shares by mailing instructions to the Fund or calling the Fund at (800) 254-3948. The Fund will promptly mail you a check or wire transfer funds to your bank, as described below.

         TO REDEEM BY MAIL: You may send written instructions, with signature guarantees, by regular mail to: WT Mutual Fund, c/o PFPC Inc., P.O. Box 8812, Wilmington, DE 19899-9752, or by express mail to WT Mutual Fund, c/o PFPC Inc., 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809. The instructions should indicate the Portfolio from which shares are to be redeemed, the number of shares or dollar amount to be redeemed, the Portfolio account number and the name of the person in whose name the account is registered. A SIGNATURE AND A SIGNATURE GUARANTEE ARE REQUIRED FOR EACH PERSON IN WHOSE NAME THE ACCOUNT IS REGISTERED. A SIGNATURE MAY BE GUARANTEED BY AN

ELIGIBLE INSTITUTION ACCEPTABLE TO THE FUND, SUCH AS A BANK, BROKER, DEALER, MUNICIPAL SECURITIES DEALER, GOVERNMENT SECURITIES DEALER, CREDIT UNION,
NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION, CLEARING AGENCY, OR SAVINGS ASSOCIATION.

         TO REDEEM BY TELEPHONE: IF YOU WANT TO REDEEM YOUR SHARES BY TELEPHONE YOU MUST ELECT TO DO SO BY CHECKING THE APPROPRIATE BOX OF YOUR INITIAL APPLICATION OR BY CALLING THE FUND AT (800) 254-3948 TO OBTAIN A SEPARATE APPLICATION FOR TELEPHONE REDEMPTIONS. In order to redeem by telephone, you must call the Fund Monday through Friday during normal business hours of 9 a.m. to 4 p.m., Eastern time, and indicate your name, WT Mutual Fund, the Portfolio's name, your Portfolio account number and the number of shares you wish to redeem. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses to a shareholder due to unauthorized or fraudulent telephone transactions. If the Fund, the Manager, the Transfer Agent or any of their employees fails to abide by their procedures, the Fund may be liable to a shareholder for losses he/she suffers from any resulting unauthorized transactions. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that you are unable to reach the Fund by telephone, you may make a redemption request by mail.


         ADDITIONAL REDEMPTION INFORMATION. You may redeem all or any part of the value of your account on any Business Day. Redemptions are made at the net asset value next calculated after the Fund has received and accepted your redemption request. (See "Valuation Of Shares.") The Fund imposes no fee when shares are redeemed.


         Redemption checks are mailed on the next Business Day of the Fund following acceptance of redemption instructions but in no event later than 7 days following such receipt and acceptance. Amounts redeemed by wire from each Portfolio, except the WT Money Market Portfolio, are normally wired on the next business day after acceptance of redemption instructions (if received by PFPC before the close of regular trading on the NYSE or 2:00 p.m. Eastern time, for the WT Money Market Portfolio). In no event are redemption proceeds wired later than 7 days following such receipt and acceptance. If the shares to be redeemed were purchased by check, the Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).


         Redemption proceeds exceeding $10,000 may be wired to your predesignated bank account in any commercial bank in the United States. The receiving bank may charge a fee for this service. Alternatively, proceeds may be mailed to your bank or, for amounts of less than $10,000, mailed to your Portfolio account address of record if the address has been established for a minimum of 60 days. In order to authorize the Fund to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the application for telephone redemptions or include your Portfolio account address of record when you submit written instructions. You may change the
                                       27
account which you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when shares are held by a corporation, partnership, fiduciary or other non-individual investor.


         For more information on redemption services, call the Fund at (800) 254-3948.


         REDEMPTION POLICIES. Redemption payments in cash will ordinarily be made within seven days after receipt of the redemption request in good form. However, the right of redemption may be suspended or the date of payment postponed in accordance with the 1940 Act. The amount received upon redemption may be more or less than the amount paid for the shares depending upon the fluctuations in the market value of the assets owned by the Portfolio. If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of any Portfolio to make a particular payment in cash, the Fund may pay all or part of the redemption price by distributing portfolio securities from the Portfolio of the shares being redeemed in accordance with Rule 18f-1 under the 1940 Act. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

                             PERFORMANCE INFORMATION

         From time to time, performance information, such as yield or total return for a Portfolio, may be quoted in advertisements or in communications to shareholders. Performance quotations represent past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the closing net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. A Portfolio's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Portfolio. Aggregate total return reflects the total percentage change in value of an investment in the Portfolio over the stated period.

         The principal value of an investment in a Portfolio will fluctuate so that an investor's shares when redeemed, may be worth more or less than the investor's original cost. Performance will be calculated separately for K

Class and S Class Shares. The K Class Shares have different expenses from the S Class Shares which may affect performance.


         Further information about the performance of each Portfolio and Class is included in the Fund's Annual Report to Shareholders which may be obtained without charge by contacting the Fund at (800) 254-3948.


                               GENERAL INFORMATION

         The Fund issues two separate classes of shares of beneficial interest for each Portfolio with a par value of $.01 per share. The shares of each Portfolio, when issued and paid for in accordance with the Fund's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

         The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the S Class Shares bear distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The two classes have different exchange privileges. See "Exchange Of Shares." The net income attributable to S Class Shares and the dividends payable on S Class Shares will be reduced by the amount of the distribution fees; accordingly, the net asset value of the S Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

         Shareholders shall have the right to vote only (i) for removal of Trustees, (ii) with respect to such additional matters relating to the Fund as may be required by the applicable provisions of the 1940 Act, including Section 16(a) thereof, and (iii) on such other matters as the Trustees may consider necessary or desirable. In addition, the shareholders of each Portfolio will be asked to vote on any proposal to change a fundamental investment policy (i.e. a policy that may be changed only with the approval of shareholders) of that Portfolio. All shares of the Fund entitled to vote on a matter shall vote without differentiation between the separate Portfolios on a one-vote-per-share basis; provided however, if a matter to be voted on does not affect the interests of all Portfolios, then only the shareholders of each affected Portfolio shall be entitled to vote on the matter. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per Portfolio basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio then in existence. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that meetings of shareholders shall be called for the purpose of voting upon the question of removal of one or more Trustees upon the written request of the holders of not less than 10% of the outstanding shares.

         WT Investment Trust I was organized as a Delaware business trust on January 23, 1997. The Trust offers shares of its Series only to institutional investors in private offerings. The Fund may withdraw the investment of a Feeder Portfolio in a Series of the Trust at any time, if the Board of Trustees of the Fund determines that it is in the best interests of the Portfolio to do so. Upon any such withdrawal, the Board of Trustees of the Fund would consider what action might be taken, including the investment of all of the assets of the Portfolio in another pooled investment entity having the same investment objective as the Portfolio or the hiring of an investment advisor to manage the Portfolio's assets in accordance with the investment policies described above.

         Whenever a Feeder Portfolio, as an investor in its corresponding Trust Series, is asked to vote on a shareholder proposal, the Fund will hold a special meeting of the Feeder Portfolio's shareholders to solicit their votes with respect to the proposal. The Trustees of the Fund will then vote the Feeder Portfolio's shares in the Series in accordance with the voting instructions received from the Feeder Portfolio's shareholders. The Trustees of the Fund will vote shares of the Feeder Portfolio for which they receive no voting instructions in accordance with their best judgment.


         As of September 23, 1998, Peter Kiewit Sons', Inc., a Delaware corporation with principal offices at 1000 Kiewit Plaza, Omaha, NE 68131, is the direct or indirect parent of shareholders of more than 25% of the voting securities of the Money Market Portfolio and therefore may be deemed to control that Portfolio.

                        APPENDIX - DESCRIPTION OF RATINGS


         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

Standard & Poor's Ratings Group's ("S&P") description of its bond ratings are:


AAA--An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong

AA--An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC AND C--Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated CC is currently highly vulnerable to non-payment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

PLUS (+) OR MINUS (-) - The ratings from AA through CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

A commercial paper rating by S&P is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on Funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                                 WT Mutual Fund

                                 K CLASS SHARES

               C/O PFPC INC., P.O. BOX 8812, WILMINGTON, DE 19899
                            TELEPHONE: (800) 254-3948

                       STATEMENT OF ADDITIONAL INFORMATION

                                OCTOBER 20, 1998

          This statement of additional information is not a prospectus but should be read in conjunction with the prospectus of WT Mutual Fund (the "Fund"), relating to the Fund's K Class Shares, dated October 20, 1998, which can be obtained from the Fund by writing to the Fund at the above address or by calling the above telephone number.


                                TABLE OF CONTENTS

                                                                           PAGE


HISTORY ......................................................................2

INVESTMENT LIMITATIONS AND POLICIES...........................................2

MANAGEMENT OF THE FUND........................................................5

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .........................10

BROKERAGE TRANSACTIONS.......................................................12

PURCHASE AND REDEMPTION OF SHARES............................................13

TAX MATTERS .................................................................15

CALCULATION OF PERFORMANCE DATA..............................................16

OTHER INFORMATION............................................................21

FINANCIAL STATEMENTS.........................................................21

                                     HISTORY


         The Fund was organized as a Delaware business trust on June 1, 1994 under the name Kiewit Institutional Fund. The name of the Fund was changed to Kiewit Mutual Fund on October 7, 1994 and to WT Mutual Fund effective October 20, 1998.


                       INVESTMENT LIMITATIONS AND POLICIES

          The following information supplements the information set forth in the prospectus under the caption "Investment Objectives And Policies." The following information applies to the Feeder Portfolios and to the corresponding Trust Series.

FUNDAMENTAL LIMITATIONS - ALL PORTFOLIOS

          Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

         The Portfolios either directly or indirectly through their investment in the Series of the Trust will not: (1) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer, provided that this restriction applies to 100% of the total assets of the WT Money Market Portfolio; (2) borrow, except that a Portfolio may borrow from banks for temporary or emergency purposes or to pay redemptions and then, in no event, in excess of 33% of its net assets and a Portfolio may pledge not more than 33% of such assets to secure such loans; (3) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (2) above; (4) invest more than 15% of the value of the Portfolio's net assets in illiquid securities which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments; (5) invest its assets in securities of any investment company in excess of the limits set forth in the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, except in connection with a merger, acquisition of assets, consolidation or reorganization; (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;
(7) engage in the business of underwriting securities issued by others, except that, in connection with the disposition of a security, a Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933 (the "1933 Act"); (8) purchase or sell commodities except that each Portfolio may purchase or sell financial futures  contracts  and options  thereon;  (9) invest in real estate,  including limited partnership interests therein, although they may purchase and sell securities which deal in real estate and securities which are secured by interests in real estate; (10) purchase securities on margin or sell securities short, except that a Portfolio may satisfy margin requirements with respect to futures transactions; and (11) make loans, except that this restriction shall not prohibit (a) the purchase of obligations customarily purchased by institutional investors, (b) the lending of Portfolio securities or (c) entry into repurchase agreements.

          The investment limitations described above do not prohibit each Feeder Portfolio from investing all or substantially all of its assets in the shares of another registered, open-end investment company such as the Series of the Trust. The investment policies and limitations of each Series are the same as those of the corresponding Feeder Portfolio.


          For the purposes of (4) above, each Portfolio (indirectly through its investment in the corresponding Trust Series) may invest in commercial paper that is exempt from the registration requirements of the 1933 Act subject to the requirements regarding credit ratings stated in the prospectus under "Investment Objectives And Policies." Further, pursuant to Rule 144A under the 1933 Act, the Portfolios (indirectly through their investment in the corresponding Trust Series) may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities stated in (4) above. While maintaining oversight, the Board of Trustees has delegated the day-to-day function of making liquidity determinations to Wilmington Trust Company (the "Manager"). For Rule 144A securities to be considered liquid, there must be at least one dealer making a market in such securities. After purchase, the Board of Trustees and the Manager will continue to monitor the liquidity of Rule 144A securities. There is no limit on the Portfolios' (indirectly though their investment in the corresponding Series) investment in Rule 144A securities that are determined to be liquid.


          For the purposes of (6) above, (i) utility companies will be divided according to their services; e.g., gas, gas transmission, electric and gas, electric, water and telephone will each be considered a separate industry; and
(ii) the WT Money Market Portfolio (indirectly through its investment in the corresponding Series) may invest more than 25% of the value of its total assets in obligations of U.S. banks, such as certificates of deposits, time deposits and bankers' acceptances. The banks must have total assets exceeding one billion dollars.

NON-FUNDAMENTAL LIMITATIONS - ALL PORTFOLIOS

          The following policies are non-fundamental and may be changed by the Board of Trustees, without shareholder approval:

          The Portfolios (indirectly through their investment in the corresponding Series) will not: (1) invest for the purpose of exercising control over management of any company or (2) acquire more than 10% of the voting securities of any issuer.


NON-FUNDAMENTAL POLICIES - WT SHORT/INTERMEDIATE BOND PORTFOLIO


          The following policies are non-fundamental and may be changed by the Board of Trustees, without shareholder approval:


         The WT Short/Intermediate Bond Portfolio (referred to herein as the "WT Bond Portfolio"), through its investment in its corresponding Series, may invest in obligations that permit repayment of the principal amount of the obligation prior to maturity. Variable and floating rate obligations are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Standby commitments, which are similar to a put, give the WT Bond Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the WT Bond Portfolio at a specified price. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals. The WT Bond Portfolio will purchase these types of instruments primarily for the purpose of increasing the liquidity of its portfolio.

         Given the short-to-intermediate average duration of the holdings of the WT Bond Portfolio and the current interest rate environment, the Portfolio should experience smaller price fluctuations than those experienced by longer-term bond funds and a higher yield than fixed-price money market funds. Of course, the Portfolio will likely experience larger price fluctuations than money market funds and a lower yield than longer term bond funds. Given the quality of the Portfolio's holding, which must be investment grade securities at the time of purchase, the Portfolio will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities.

         New issues of bonds are often issued on a "when-issued" basis, which means that actual payment for the delivery of the securities generally takes place 15 to 45 days after the purchase date. During this period, the WT Bond Portfolio bears the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued securities. To alleviate this risk, the WT Bond Portfolio does not intend to invest more than 5% of its assets in when-issued securities.

         The WT Bond Portfolio also may invest up to 5% of its assets in zero coupon bonds or "strips." Zero coupon bonds do not make regular interest payments, rather they are sold at a discount from face value. Principal and accretive discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but are otherwise comparable to zero coupon bonds.
The market values of zero coupon bonds and strips generally fluctuate in response to changes in interest rates to a greater degree than interest paying securities of comparable term and quality. The strips in which the WT Bond Portfolio may invest may or may not be a part of the U.S. Treasury Separately Traded Registered Interest and Principal Securities program. The WT Bond Portfolio may also purchase inverse floaters, which are instruments whose interest bears an inverse relationship to the interest rate on another security.

         Generally, the WT Bond Portfolio's average maturity will tend to be shorter when the Manager expects interest rates to rise and longer when it expects interest rates to decline.

PORTFOLIO TURNOVER

         The portfolio turnover rates for the fiscal year ended June 30, 1996, for the WT Short/Intermediate Bond Portfolio and WT Broad Market Equity Portfolio and for the years ended June 30, 1997 and June 30, 1998 for the WT Short/Intermediate Bond Series and WT Broad Market Equity Series were as follows:

NAME                        JUNE 30, 1998    JUNE 30, 1997    JUNE 30, 1996
----                        -------------    -------------    -------------
Short/Intermediate Bond        236.36%          51.57%           86.06%
Broad Market Equity             93.08%          26.33%           16.95%


         In the current fiscal year, the portfolio turnover rate of the WT Short/Intermediate Bond Portfolio is not expected to exceed 100%. The annual portfolio turnover rate of the WT Broad Market Equity Series is not expected to exceed 75%. Generally, securities held by the WT Broad Market Equity Series will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities held by the WT Broad Market Equity Series will be purchased with the expectation that they will be held for longer than one year.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

          The names, addresses and ages of the trustees and officers of the Fund and a brief statement or their present positions and principal occupations during the past five years is set forth below. Trustees who are deemed to be "interested persons" as defined in the 1940 Act are indicated by an asterisk (*).


Lawrence B. Thomas
7813 Pierce Circle
Omaha, NE  68124

Mr. Thomas, age 62, is a Trustee of the Fund and WT Investment Trust I, and Senior Vice-President. He retired in October 1996, after having served in numerous financial positions at ConAgra, Inc. (an international food company) including Treasurer, Secretary, Risk Officer, and Senior Vice President-Finance (Principal Financial Officer). In his thirty-six years at ConAgra, he also served as director and officer of its numerous subsidiaries.


Robert H. Arnold
152 W. 57th Street, 44th Floor
New York, NY  10019

Mr. Arnold, age 54, is a Trustee of the Fund and WT Investment Trust I. In 1989, Mr. Arnold founded, and currently co-manages, R. H. Arnold & Co., Inc., an investment banking company. Prior to forming R. H. Arnold & Co., Inc., Mr. Arnold was Executive Vice President and a director to Cambrian Capital Corporation, an investment banking firm he co-founded in 1987.

Nicholas A. Giordano
LaSalle University
Philadelphia, PA 19141

Mr. Giordano, age 55, is a Trustee of the Fund and WT Investment Trust I. He was appointed interim President of LaSalle University on July 1, 1998 and was a consultant for financial services organizations from late 1997 through 1998. He served as president and chief executive officer of the Philadelphia Stock Exchange from 1981 through August 1997, and also served as chairman of the board of the exchange's two subsidiaries: Stock Clearing Corporation of Philadelphia and Philadelphia Depository Trust Company. Before joining the Philadelphia Stock Exchange, Mr. Giordano served as chief financial officer at two brokerage firms (1968-1971). A certified public accountant, he began his career at Price Waterhouse in 1965.

Robert J. Christian *
Rodney Square North
1100 N. Market Street
Wilmington, DE 19890-0001

Mr. Christian, age 49, is Trustee, President and Secretary of the Fund and WT Investment Trust I. He has been Chief Investment Officer of Wilmington Trust Company since February 1996 and Director of Rodney Square Management Corporation ("RSMC") since 1996. He was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group Inc. from 1994 to 1996. He was Chief Investment Officer of PNC Bank from 1992 to 1996 and Director of Provident Capital Management from 1993 to 1996.

Eric K. Cheung
Rodney Square North
1100 N. Market Street
Wilmington, DE  19890-001


Mr. Cheung, age 43, is Vice President of the Fund and WT Investment Trust I. From 1978 to 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined Wilmington Trust Company and in 1991, he became the Division Manager for all fixed income products.

John J. Kelley
400 Bellevue Parkway
Wilmington, DE  19809

Mr. Kelley, age 39, is Treasurer of the Fund and WT Investment Trust I. He has been Vice President of PFPC Inc. since January 1998. He was a Vice President of Rodney Square Management Corporation from 1995 to January 1998 and Assistant Vice President from 1989 to 1995.


The fees and expenses of the Trustees who are not "interested persons" of the Fund ("Independent Trustees"), as defined in the 1940 Act, are paid by each Portfolio. For the fiscal year ended June 30, 1998, such fees amounted to $27,500 for the Fund and $27,500 for the Trust. The following table shows the fees paid during the fiscal year to the Independent Trustees for their service to the Fund for the fiscal year ended June 30, 1998.

                               COMPENSATION TABLE


                       Aggregate Compensation       Total Compensation from the
                            from the Fund                   Fund Complex
                       ----------------------       ---------------------------
INDEPENDENT TRUSTEE
Lawrence B. Thomas              $13,750                        $27,500
Robert H. Arnold                $13,750                        $27,500
Nicholas A. Giordano               n.a.                           n.a.

          On September 23, 1998, the Trustees and officers of the Fund, as a group, owned beneficially, or may be deemed to have owned beneficially, less than 1% of the outstanding shares of the Portfolios.

INVESTMENT MANAGER

         The Investment Manager to the corresponding series of the Trust, Wilmington Trust Company ("WTC" or the "Manager"), is a state-chartered bank organized as a Delaware corporation in 1903. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. The Fund benefits from the experience, conservative values and special heritage of the WTC. WTC is a financially strong bank and enjoys a reputation for providing exceptional consistency, stability and discipline in managing both short-term and long-term investments. WTC is Delaware's largest full-service bank and, with more than $114.4 billion in trust, custody and investment management assets, WTC ranks among the nation's leading money management firms. As of December 31, 1997, the trust department of WTC had $38.4 billion in discretionary assets under management. WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools, and has nearly a century of experience managing the personal investments of high net-worth individuals. Its current roster of institutional clients includes several
Fortune 500 companies. In addition to serving as Investment Manager to the corresponding series of the Trust, WTC also manages over $3.8 billion in fixed income assets and $1.4 billion in equity assets for various other institutional clients. Certain departments in WTC engage in investment management activities that utilize a variety of investment instruments such as futures contracts, options and forward contracts. Of course, there can be no guarantee that the Portfolios will achieve their investment objectives or that WTC will perform its services for each in a manner which would cause it to satisfy its objective.

         Several affiliates of WTC are also engaged in the investment advisory business. Wilmington Trust FSB, and Rodney Square Management Corporation, both wholly-owned subsidiaries of Wilmington Trust Corporation, exercise investment discretion over certain institutional accounts. Wilmington Brokerage Services company, a wholly owned subsidiary of WTC, is a registered investment adviser and a registered broker-dealer.


         For the services it provides as investment manager to each operational Portfolio's corresponding Series of the Trust, WTC is paid a monthly fee calculated as a percentage of average net assets of the corresponding Series.


          Pursuant to the investment management agreements then in effect, the fees payable to the Series' previous investment adviser, Kiewit Investment Management Corp., for the fiscal years ended June 30, 1998, 1997 and 1996, would have been the following:

                                 1998               1997                 1996
                                 (000)              (000)                (000)
 Money Market                  $983,634          $833,621*            $843,989
 Government Money Market**        n/a               n/a                  n/a
 Short-Term Government***      $437,024          $434,306*            $492,172
 Short/Intermediate            $579,830          $544,147*            $563,114
 Broad Market Equity           $695,586          $517,000*            $354,646
 Tax-Exempt***                 $411,178          $445,922*            $499,823


* Includes manager's fees payable by the Portfolio's corresponding Series of the Trust, commencing March 3, 1997, pursuant to the Series' investment advisory agreements.

** The Government Money Market Portfolio has not commenced operations.
*** The Short-Term Government Portfolio was liquidated on September 25, 1998 and the Tax-Exempt Portfolio was liquidated on April 3, 1998.

          During the fiscal years ended June 30, 1998, 1997 and 1996, Kiewit Investment Management Corp. waived the following amounts to the Portfolios and, commencing March 3, 1997, their corresponding Series:

 NAME                                 1998              1997              1996
 Money Market Portfolio             $519,887          $334,909          $298,011
 Short-Term Government*              272,381           211,769           219,505
 Short/Intermediate Bond             115,748            92,541            86,597
 Broad Market Equity                 126,953           109,204           126,289
 Tax Exempt*                          97,408            70,323            57,267
 Government Money Market**              n/a              n/a               n/a

* The Short-Term Government Portfolio was liquidated on September 25, 1998 and the Tax Exempt Portfolio was liquidated on April 3, 1998.
** The Government Money Market Portfolio has not commenced operations.

          Wilmington Trust Company has agreed to waive all or a portion of its advisory fee for each Portfolio's corresponding Series and to assume certain expenses of the Portfolios and Series. This undertaking, which is not contained in the investment management agreements, may be amended or rescinded in the future.

         Each investment management agreement provides that the Manager shall not be liable to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sales of any security or the making of any investment for or on behalf of the series, in the absence of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the agreement.


         Each investment management agreement is in effect for a period of two years. Thereafter, each agreement may continue in effect for successive annual periods, provided such continuance is specifically approved at least annually by a vote of the Trust's Board of Trustees or, by a vote of the holders of a majority of a Series' outstanding voting securities, and in either event by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose. An investment management agreement may be terminated without penalty at any time by the Series or by the Manager on 60 days' written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

DISTRIBUTOR

         Provident Distributors, Inc. ("PDI"), Four Fall Corporate Center, West Conshohocken, PA 19428, serves as the Distributor of each Portfolio's K Class Shares pursuant to a distribution agreement with the Fund. PDI receives no compensation for distribution of K Class Shares of the Portfolios, except for reimbursement of out-of-pocket expenses.

          The Distribution Agreement provides that PDI, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Portfolio K Class Shares.

          The Distribution Agreement, dated February 25, 1998, continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment. The Agreement is also terminable without payment of any penalty with respect to each Portfolio either (i) by the Fund (by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Fund) on sixty (60) days' written notice to PDI; or
(ii) by PDI on sixty (60) days' written notice to the Fund.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
          As of September 29, 1998, the following shareholders were known to own of record more than 5% of the total outstanding shares of the Money Market
Portfolio:

           NAME AND ADDRESS                                 PERCENTAGE OWNERSHIP
           ----------------                                 --------------------

       Wasatch Constructors                                         22.34%
       1000 Kiewit Plaza
       Omaha, NE  68131

       Kiewit Construction Company                                  26.22%
       1000 Kiewit Plaza
       Omaha, NE  68131

       Kiewit-Granite, Joint Venture                                10.54%
       1000 Kiewit Plaza
       Omaha, NE  68131

         As of September 29, 1998, the following shareholders were known to own of record more than 5% of the total outstanding shares of the Short/Intermediate Bond Portfolio:

           NAME AND ADDRESS                                 PERCENTAGE OWNERSHIP
           ----------------                                 --------------------

     Northern Trust Company as Trustee                              34.68%
     for Continental Kiewit Inc. Pension Plan
     ATTN Curtis Pence
     P.O. Box 92956
     Chicago, IL  60675-2956

     Decker Coal Reclamation                                        39.63%
     1000 Kiewit Plaza
     Omaha, NE  68131

     Wilmington Trust Company as Trustee                             6.27%
     for Black Butte Coal Company Pension Plan
     1100 N. Market Street
     Wilmington, DE 19890

     Wilmington Trust Company as Trustee                             7.31%
     for Kiewit Construction Corp.
     Retirement Savings Plan
     1100 N. Market Street
     Wilmington, DE 19890

     Wilmington Trust Company as Trustee                             5.19%
     for Decker Coal Company Pension Plan
     1100 N. Market Street
     Wilmington, DE 19890

          As of September 29, 1998, the following shareholders were known to own of record more than 5% of the total outstanding shares of the Equity Portfolio:

           NAME AND ADDRESS                                 PERCENTAGE OWNERSHIP
           ----------------                                 --------------------

     Northern Trust Company as Trustee                              29.86%
     For Continental Kiewit Inc. Pension Plan
     ATTN Curtis Pence
     P.O. Box 92956
     Chicago, IL  60675-2956

     Decker Coal Reclamation                                        23.27%
     1000 Kiewit Plaza
     Omaha, NE  68131

     Wilmington Trust Co. as Trustee                                32.92%
     For Kiewit Construction Group Inc.
     Retirement Savings Plan
     1100 N. Market Street
     Wilmington, DE  19890

     Wilmington Trust Co. as Trustee                                 5.23%
     For Decker Coal Company Pension Plan
     1100 N. Market Street
     Wilmington, DE  19890

          Peter Kiewit Sons', Inc., a Delaware corporation with principal offices at 1000 Kiewit Plaza, Omaha, NE 68131, is the direct or indirect parent of shareholders of more than 25% of the voting securities of the Money Market Portfolio and therefore may be deemed to control that Portfolio.

                             BROKERAGE TRANSACTIONS

          Brokerage transactions will be placed with a view to receiving the best price and execution. Each Portfolio's corresponding Series will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Manager monitors the performance of brokers which effect transactions for each Series to determine the effect that the Series' trading has on the market prices of the securities in which they invest. Transactions also may be placed with brokers who provide the Manager with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. Each Series' Investment Management Agreement permits the Manager knowingly to pay commissions on such transactions which are greater than another broker might charge if the Manager, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Manager's overall responsibilities to the Trust.


         Prior to February 28, 1997, the individual Portfolios sought to achieve their investment objectives by purchasing and managing their own investment portfolios. As a consequence, the Portfolios incurred brokerage commissions directly rather than indirectly through their investment in the corresponding Series. During the fiscal year ended June 30, 1997, the WT Short/Intermediate Bond Series paid no brokerage commissions. The WT Broad Market Equity Series paid $115,487 in brokerage commissions for the fiscal year ended June 30, 1998 and $28,600 for the period March 3, 1997 to June 30, 1997. The WT Broad Market Equity Portfolio paid $32,578 in brokerage commissions for the fiscal year ended June 30, 1997, $82,485 for the fiscal year ended June 30, 1996 and $34,515 for the period ended June 30, 1995.

                        PURCHASE AND REDEMPTION OF SHARES

          The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

          The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the New York Stock Exchange (the "NYSE") is closed, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (the "SEC"), (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the SEC may permit.


         The valuation of the securities held by the WT Money Market Series and the WT Government Money Market Series (including any securities held in a separate account maintained for when-issued securities) is based upon their amortized costs which does not take into account unrealized capital gains or loses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price such Series would receive if they sold the instrument. During periods of declining interest rates, the daily yields on shares of the Series computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Series resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Series would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Series would receive less investment income. The converse would apply in a period of rising interest rates.


         The WT Money Market and WT Government Money Market Series' use of amortized cost, which facilitates the maintenance of their corresponding Portfolios' per share net asset value of $1.00, is permitted by a rule adopted by the SEC, pursuant to which the Series must adhere to certain conditions.

         The WT Money Market and WT Government Money Market Series each must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remaining maturities of 397 calendar days or less, and invest only in those U.S. dollar-denominated instruments that the Manager has determined, pursuant to guidelines adopted by the Board of Trustees, present minimal credit risks and which are, as required by the federal securities laws
(i) rated in one of the two highest rating categories as determined by nationally recognized statistical rating agencies, (ii) instruments deemed comparable in quality to such rated instruments, or (iii) instruments, the issuers of which, with respect to an outstanding issue of short-term debt that is comparable in priority and protection, have received a rating within the two highest categories of nationally recognized statistical rating agencies. Securities subject to floating or variable interest rates with demand features in compliance with applicable rules of the SEC may have stated maturities in excess of 397 days. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard as necessary and appropriate, which may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.

          IN-KIND PURCHASES. If accepted by the Fund, shares of each Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolios or their corresponding Series, as described in this Statement of Additional Information. Securities to be exchanged which are accepted by the Fund and Portfolio shares to be issued therefore will be valued, as set forth under "Valuation Of Shares," at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer.

          The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio (or its corresponding Series) under the 1933 Act or under the laws of the country in which the principal market for such securities exists, or otherwise; (3) at the discretion of the Portfolio (or its corresponding Series), the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the corresponding Series will not exceed 5% of the net assets of the corresponding Series immediately after the transaction; and (4) the Portfolio (or its corresponding Series) acquires the securities for investment and not for resale. In addition, nearly all of the securities accepted in an exchange must be, at the time of the exchange, eligible to be included in the Portfolio (or corresponding Series) whose shares are issued. Investors interested in such exchanges should contact the Manager.

                                   TAX MATTERS


          The Internal Revenue Code of 1986, as amended (the "Code") imposes a nondeductible 4% excise tax on a regulated investment company which does not distribute to investors in each calendar year an amount equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gain net income (the excess of short and long-term capital gain over short and long-term capital loss) for the  one-year  period  ending  each  October 31, and (iii) 100% of any undistributed ordinary income and capital gain net income from the prior year. Each Portfolio intends to declare and pay dividends and capital gain distributions in a manner to avoid imposition of the excise tax. Each Portfolio also intends to comply with other Code requirements such as (1) appropriate diversification of portfolio investments; (2) realization of 90% of annual gross income from dividends, interest, gains from sales of securities, or other "qualifying income."


          For any Portfolio that has a principal investment policy of investing in non-equity investments, it is anticipated that either none or only a small portion of that Portfolio's dividends will qualify for the corporate dividends received deduction. The portion of the dividends so qualified depends on the aggregate qualifying dividend income received by a Portfolio from domestic (U.S.) sources. To the extent that any Portfolio pays dividends which qualify for this deduction, the availability of the deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.

          The Fund in its sole discretion may accept securities in exchange for shares of a Portfolio. A gain or loss for federal income tax purposes may be realized by investors in a Portfolio who are subject to federal taxation upon the exchange. The amount of such gain or loss realized with respect to a security is measured by the difference between the fair market value of the contributed security on the date of contribution and its adjusted tax basis. Any loss realized on the exchange may be subject to certain provisions of the Code which either disallow the recognition of any such loss or result in a deferral of the time for recognizing such loss.

                         CALCULATION OF PERFORMANCE DATA

          The performance of a Portfolio's classes of shares (or its corresponding Series) may be quoted in terms of its yield and its total return in advertising and other promotional materials ("performance advertisements"). Performance data quoted represents past performance and is not intended to indicate future performance. The investment return of an investment in the Portfolios and the principal value of an investment in any Portfolio except the Money Market Portfolio and the Government Money Market Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance of the Portfolios will vary based on changes in market conditions and the level of each Portfolio's expenses. These performance figures are calculated in the following manner:

         A. YIELD is the net annualized yield for a specified 7 calendar days calculated at simple interest rates. From time to time, the Money Market Portfolio and the Government Money Market Portfolio may advertise their yields. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.


                  The yield for the 7-day period ended June 30, 1998 was 5.45% for the Money Market Portfolio.


         B EFFECTIVE YIELD is the net annualized yield for a specified 7 calendar days assuming reinvestment of income or compounding. From time to time the Money Market Portfolio and the Government Money Market Portfolio may advertise their effective yields. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                      Effective Yield = [(Base Period Return + 1) 365/7] - 1.


                  The effective yield for the 7-day period ended June 30, 1998 was 5.60% for the Money Market Portfolio.

         C. YIELD of the Short/Intermediate Bond Portfolio is calculated by dividing each Portfolio's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:


                                   YIELD = 2[((A-B)/CD + 1)6-1]


                  Where:

                    a = dividends and interest earned during the period;
                    b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
                    d = the maximum offering price per share on the last day of the period.


          The  result  is  expressed  as  an  annualized   percentage  (assuming
semiannual compounding) of the maximum offering price per share at the end of the period.

          Except as noted below, in determining interest earned during the period (variable "a" in the above formula), the interest earned on each debt instrument held by a Portfolio (or its corresponding Series) during the period is calculated by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Portfolio (or its corresponding Series), interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Portfolio.

          For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income.


          For the 30-day period ended June 30, 1998, the yield for the Short/Intermediate Bond Portfolio was 5.39%.


          Since yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Portfolio's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Portfolio in the Fund's financial statements.

          Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. Nevertheless, the Portfolios' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Portfolios' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolios' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Portfolios' holdings, thereby reducing the current yields of the Portfolios. In periods of rising interest rates, the opposite can be expected to occur.


         D. AVERAGE ANNUAL TOTAL RETURN is the average annual compound rate of return for the periods of one year, five years, ten years and the life of a Portfolio, where quotations reflect changes in the price of a Portfolio's shares, if any, and assume that all dividend and capital gains distributions, if any, during the respective periods were reinvested in Portfolio shares. Each Portfolio may advertise its average annual total return from time to time. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):


                                      P (1 + T)n = ERV

                  Where:   P    =    a hypothetical initial investment of $1,000

                           T    =    average annual total return

                           n    =    number of years

                           ERV  =    ending  redeemable value: ERV is the value,
                                     at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                  Average Annual Total Returns for the one-year period ended June 30, 1998 and for the periods from the effective date of the Fund's registration statement under the Securities Act of 1933 or commencement of operations1, whichever occurred later, through June 30, 1997:

                                        1 year ended         Since Inception(1)
                                       JUNE 30, 1998       THROUGH JUNE 30, 1998
                                       -------------       ---------------------
  Money Market Portfolio                   5.61%                   5.60%
  Short/Intermediate Bond Portfolio        8.68%                   8.23%
  Broad Market Equity Portfolio           29.09%                  24.92%
  Government Money Market Portfolio         n/a                     n/a

          1 The Money Market Portfolio and Short/Intermediate Bond Portfolio became available on December 6, 1994. The Broad Market Equity Portfolio commenced operations on January 5, 1995. The Government Money Market Portfolio has not commenced operations.

         E. CUMULATIVE TOTAL RETURN is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect the change in the price of a Portfolio's shares, if any, and assume that all dividends and capital gains distributions, if any, during the period were reinvested in Portfolio shares. Cumulative total return is calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                          C = (ERV/P) - 1

                  Where:   C   =   Cumulative Total Return
                           P   =   a hypothetical initial investment of $1,000
                           ERV =   ending redeemable value: ERV is the value, at
                                   the end of the applicable period, of a
                                   hypothetical $1,000 investment made at the beginning of the applicable period.

                    Cumulative Total Returns for the one-year period ended June 30, 1998 and for the periods from the effective date of the Fund's registration statement under the Securities Act of 1933 or commencement of operations1, whichever occurred later, through June 30, 1998:


                                      1 year ended          Since Inception(1)
                                     June 30, 1998        through June 30, 1998
                                     -------------        ---------------------
Money Market Portfolio                    5.61%                   21.49%
Short/Intermediate Bond Portfolio         8.68%                   32.63%
Broad Market Equity Portfolio            29.09%                  117.26%
Government Money Market Portfolio          n/a                     n/a

1. The Money Market Portfolio and Short/Intermediate Bond Portfolio commenced operations on December 6, 1994. The Broad Market Equity Portfolio commenced operations on January 5, 1995. The Government Money Market Portfolio has not commenced operations.


          The preceding performance figures were affected by fee waivers and expenses assumed by the Portfolios' investment manager. Without such fee waivers and expense assumptions, the performance figures quoted above would have been lower. Performance quotations are not provided for the Government Money Market Portfolio because such Portfolio had not commenced operations as of the date of this Statement of Additional Information.


          The Portfolios may also from time to time present some or all of their investments ranked by their percentage representation within the respective Portfolio or in the form of the schedule of "Investments" included in the Annual Report to the shareholders of the Portfolios as of and for the fiscal year ended June 30, 1998, which is incorporated by reference into this document.


          Performance advertisements for the Money Market Portfolio and the Government Money Market Portfolio may include yield calculations for the 7-day period ending on the most recent practicable date considering the media used for the advertisement. Performance advertisements for the other four Portfolios may include average annual total returns and 30-day yield calculations as of the end of the most recent quarter practicable considering the media used for the advertisement. Such advertisements may include a schedule of investments for the corresponding date, employing presentation principles used in annual reports to shareholders.

          To help investors better evaluate how an investment in a Portfolio might satisfy their investment objective, advertisements regarding a Portfolio may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices, and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices;

Salomon Brothers Indices; Lehman Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") or its component indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger - Mutual Fund Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; and financial publications such as BUSINESS WEEK, KIPLINGER'S PERSONAL FINANCE, FINANCIAL WORLD, FORBES, FORTUNE, MONEY MAGAZINE, THE WALL STREET JOURNAL, BARRON'S, et al., which rate mutual fund performance over various time periods.


         Currently the performance of the WT Money Market Portfolio and the Government Money Market Portfolio may be compared to the performance of IBC's Money Fund Average. The IBC's Money Fund Average is a composition of all reporting money market funds with similar objectives and restrictions. The WT
Short/Intermediate Bond Portfolio is currently compared to the Lehman Intermediate Corporate Index. The Lehman Intermediate Corporate Index is a total return performance benchmark consisting of publicly issued corporate debt issues rated at least investment grade with maturities from one to ten years. The Lehman 5-Year Municipal Bond Index is a total return performance benchmark consisting of tax-exempt municipal bonds rated at least investment grade with maturities from four to six years. The WT Broad Market Equity Portfolio is currently compared to the S&P 500. The S&P 500 is an unmanaged capitalization weighted index of five hundred publicly traded stocks.


                                OTHER INFORMATION

          The Fund does not intend to hold annual meetings; it may, however, hold a meeting for such purposes as changing fundamental investment limitations, approving a new investment management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of Trustees similar to the provisions contained in
Section 16(c) of the 1940 Act.


          PNC Bank, NA, 1600 Market Street, Philadelphia, PA 19103 serves as the Fund's custodian.

          PricewaterhouseCoopers LLP, Thirty South 17th Street, Philadelphia, Pennsylvania 19103, serves the Fund's independent accountants.


                              FINANCIAL STATEMENTS

          The audited financial statements and the financial highlights for the Fund for its fiscal year ended June 30, 1998, as set forth in the Fund's annual report to shareholders, and the report thereon of PricewaterhouseCoopers LLP, the Fund's independent accountants, also appearing in the Fund's annual report, are incorporated herein by reference. The audited financial statements for the Series of WT Investment Trust for the fiscal year ended June 30, 1998 as set forth in the Trust's annual report to shareholders and the report thereon of PricewaterhouseCoopers LLP, the Trust's independent accountant, also appearing therein are incorporated by reference. A shareholder may obtain a copy of these reports upon request and without charge by contacting the Fund. With reference to the fiscal year ended June 30, 1995, see the report of independent accountants included in the Fund's registration statement and which is available upon request, without charge, by writing or calling the Fund at 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809, (800) 254-3948.

                                 WT Mutual Fund

                                 S CLASS SHARES

               C/O PFPC INC., P.O. BOX 8812, WILMINGTON, DE 19899
                            TELEPHONE: (800) 254-3948

                       STATEMENT OF ADDITIONAL INFORMATION

                                OCTOBER 20, 1998


          This statement of additional information is not a prospectus but should be read in conjunction with the prospectus of WT Mutual Fund (the "Fund"), relating to the Fund's S Class Shares, dated October 20, 1998 which can be obtained from the Fund by writing to the Fund at the above address or by calling the above telephone number.

                                TABLE OF CONTENTS

                                                                        PAGE

HISTORY ...................................................................2

INVESTMENT LIMITATIONS AND POLICIES........................................2

MANAGEMENT OF THE FUND.....................................................5

DISTRIBUTION PLAN..........................................................9

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ......................11

BROKERAGE TRANSACTIONS....................................................14

PURCHASE AND REDEMPTION OF SHARES.........................................14

TAX MATTERS ..............................................................17

CALCULATION OF PERFORMANCE DATA...........................................18

OTHER INFORMATION.........................................................22

FINANCIAL STATEMENTS......................................................22

                                     HISTORY

         The Fund was organized as a Delaware business trust on June 1, 1994 under the name Kiewit Institutional Fund. The name of the trust was changed to Kiewit Mutual Fund on October 7, 1994 and to WT Mutual Fund effective October 20, 1998.

                       INVESTMENT LIMITATIONS AND POLICIES

          The following information supplements the information set forth in the prospectus under the caption "Investment Objectives And Policies." The following information applies to the Feeder Portfolios and to the corresponding Trust Series.

FUNDAMENTAL LIMITATIONS - ALL PORTFOLIOS

          Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

         The Portfolios either directly or indirectly through their investment in the Series of the Trust will not: (1) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer, provided that this restriction applies to 100% of the total assets of the WT Money Market Portfolio; (2) borrow, except that a Portfolio may borrow from banks for temporary or emergency purposes or to pay redemptions and then, in no event, in excess of 33% of its net assets and a Portfolio may pledge not more than 33% of such assets to secure such loans; (3) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (2) above; (4) invest more than 15% of the value of the Portfolio's net assets in illiquid securities which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments; (5) invest its assets in securities of any investment company in excess of the limits set forth in the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, except in connection with a merger, acquisition of assets, consolidation or reorganization; (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;
(7) engage in the business of underwriting securities issued by others, except that, in connection with the disposition of a security, a Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933 (the "1933 Act"); (8) purchase or sell commodities except that each Portfolio may purchase or sell financial futures  contracts  and options  thereon;  (9) invest in real estate,  including limited partnership interests therein, although they may purchase and sell securities which deal in real estate and securities which are secured by interests in real estate; (10) purchase securities on margin or sell securities short, except that a Portfolio may satisfy margin requirements with respect to futures transactions; and (11) make loans, except that this restriction shall not prohibit (a) the purchase of obligations customarily purchased by institutional investors, (b) the lending of Portfolio securities or (c) entry into repurchase agreements.

          The investment limitations described above do not prohibit each Feeder Portfolio from investing all or substantially all of its assets in the shares of another registered, open-end investment company such as the Series of the Trust. The investment policies and limitations of each Series are the same as those of the corresponding Feeder Portfolio.


          For the purposes of (4) above, each Portfolio (indirectly through its investment in the corresponding Trust Series) may invest in commercial paper that is exempt from the registration requirements of the 1933 Act subject to the requirements regarding credit ratings stated in the prospectus under "Investment Objectives And Policies." Further, pursuant to Rule 144A under the 1933 Act, the Portfolios (indirectly through their investment in the corresponding Trust Series) may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities stated in (4) above. While maintaining oversight, the Board of Trustees has delegated the day-to-day function of making liquidity determinations to Wilmington Trust Company (the "Manager"). For Rule 144A securities to be considered liquid, there must be at least one dealer making a market in such securities. After purchase, the Board of Trustees and the Manager will continue to monitor the liquidity of Rule 144A securities. There is no limit on the Portfolios' (indirectly though their investment in the corresponding Series) investment in Rule 144A securities that are determined to be liquid.


          For the purposes of (6) above, (i) utility companies will be divided according to their services; e.g., gas, gas transmission, electric and gas, electric, water and telephone will each be considered a separate industry; and
(ii) the WT Money Market Portfolio (indirectly through its investment in the corresponding Series) may invest more than 25% of the value of its total assets in obligations of U.S. banks, such as certificates of deposits, time deposits and bankers' acceptances. The banks must have total assets exceeding one billion dollars.

NON-FUNDAMENTAL LIMITATIONS - ALL PORTFOLIOS

          The following policies are non-fundamental and may be changed by the Board of Trustees, without shareholder approval:

          The Portfolios (indirectly through their investment in the corresponding Series) will not: (1) invest for the purpose of exercising control over management of any company or (2) acquire more than 10% of the voting securities of any issuer.


NON-FUNDAMENTAL POLICIES - WT Short/Intermediate Bond Portfolio

          The following policies are non-fundamental and may be changed by the Board of Trustees, without shareholder approval:

         The WT Short/Intermediate Bond Portfolio (referred to herein as the "WT Bond Portfolio"), through its investment in its corresponding Series, may invest in obligations that permit repayment of the principal amount of the obligation prior to maturity. Variable and floating rate obligations are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Standby commitments, which are similar to a put, give the WT Bond Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the WT Bond Portfolio at a specified price. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals. The WT Bond Portfolio will purchase these types of instruments primarily for the purpose of increasing the liquidity of its portfolio.

         Given the short-to-intermediate average duration of the holdings of the WT Bond Portfolio and the current interest rate environment, the Portfolio should experience smaller price fluctuations than those experienced by longer-term bond funds and a higher yield than fixed-price money market funds. Of course, the Portfolio will likely experience larger price fluctuations than money market funds and a lower yield than longer term bond funds. Given the quality of the Portfolio's holdings, which must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Portfolio will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities.

         New issues of bonds are often issued on a "when-issued" basis, which means that actual payment for the delivery of the securities generally takes place 15 to 45 days after the purchase date. During this period, the WT Bond Portfolio bears the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued securities. To alleviate this risk, the WT Bond Portfolio does not intend to invest more than 5% of its assets in when-issued securities.

         The WT Bond Portfolio also may invest up to 5% of its assets in zero coupon bonds or "strips." Zero coupon bonds do not make regular interest payments, rather they are sold at a discount from face value. Principal and accretive discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but are otherwise comparable to zero coupon bonds.
The market values of zero coupon bonds and strips generally fluctuate in response to changes in interest rates to a greater degree than interest paying securities of comparable term and quality. The strips in which the WT Bond Portfolio may invest may or may not be a part of the U.S. Treasury Separately Traded Registered Interest and Principal Securities program. The WT Bond Portfolio may also purchase inverse floaters, which are instruments whose interest bears an inverse relationship to the interest rate on another security.

         Generally, the WT Bond Portfolio's average maturity will tend to be shorter when the Manager expects interest rates to rise and longer when it expects interest rates to decline.

PORTFOLIO TURNOVER

         The portfolio turnover rates for the fiscal year ended June 30, 1996, for the WT Short/Intermediate Bond Portfolio and WT Broad Market Equity Portfolio and for the years ended June 30, 1997 and June 30, 1998 for the WT Short/Intermediate Term Bond Series and WT Broad Market Equity Series were as follows:

Name                             June 30, 1998   June 30, 1997   June 30, 1996
----                             -------------   -------------   -------------
Short/Intermediate Bond              236.36%         51.57%          86.06%
Broad Market Equity                   93.08%         26.33%          16.95%

         In the current fiscal year, the portfolio turnover rate of the WT Short/Intermediate Bond Portfolio is not expected to exceed 100%. The annual portfolio turnover rate of the WT Broad Market Equity Series is not expected to exceed 75%. Generally, securities held by the WT Broad Market Equity Series will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities held by the WT Broad Market Equity Series will be purchased with the expectation that they will be held for longer than one year.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

          The names, addresses and ages of the trustees and officers of the Fund and a brief statement or their present positions and principal occupations during the past five years is set forth below. Trustees who are deemed to be "interested persons" as defined in the 1940 Act are indicated by an asterisk (*).


Lawrence B. Thomas
7813 Pierce Circle
Omaha, NE  68124

Mr. Thomas, age 62, is a Trustee of the Fund and WT Investment Trust I, and Senior Vice-President. He retired in October 1996, after having served in numerous financial positions at ConAgra, Inc. (an international food company) including Treasurer, Secretary, Risk Officer, and Senior Vice President-Finance (Principal Financial Officer). In his thirty-six years at ConAgra, he also served as director and officer of its numerous subsidiaries.

Robert H. Arnold
152 W. 57th Street, 44th Floor
New York, NY  10019

Mr. Arnold, age 54, is a Trustee of the Fund and WT Investment Trust I. In 1989, Mr. Arnold founded, and currently co-manages, R. H. Arnold & Co., Inc., an investment banking company. Prior to forming R. H. Arnold & Co., Inc., Mr. Arnold was Executive Vice President and a director to Cambrian Capital Corporation, an investment banking firm he co-founded in 1987.

Nicholas A. Giordano
LaSalle University
Philadelphia, PA 19141

Mr. Giordano, age 55, is a Trustee of the Fund and WT Investment Trust I. He was appointed interim President of LaSalle University on July 1, 1998 and was a consultant for financial services organizations from late 1997 through 1998. He served as president and chief executive officer of the Philadelphia Stock Exchange from 1981 through August 1997, and also served as chairman of the board of the exchange's two subsidiaries: Stock Clearing Corporation of Philadelphia and Philadelphia Depository Trust Company. Before joining the Philadelphia Stock Exchange, Mr. Giordano served as chief financial officer at two brokerage firms (1968-1971). A certified public accountant, he began his career at Price Waterhouse in 1965.

Robert J. Christian
Rodney Square North
1100 N. Market Street
Wilmington, DE 19890-0001

Mr. Christian, age 49, is Trustee and President of the Fund and WT Investment Trust I. He has been Chief Investment Officer of Wilmington Trust Company since February 1996 and Director of Rodney Square Management Corporation ("RSMC") since 1996. He was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group Inc. from 1994 to 1996. He was Chief Investment Officer of PNC Bank from 1992 to 1996 and Director of Provident Capital Management from 1993 to 1996.

Eric K. Cheung
Rodney Square North
1100 N. Market Street
Wilmington, DE  19890-001


Mr. Cheung, age 43, is Vice President of the Fund and WT Investment Trust I. From 1978 to 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined Wilmington Trust Company and in 1991, he became the Division Manager for all fixed income products.


John J. Kelley
400 Bellevue Parkway
Wilmington, DE  19809

Mr. Kelley, age 39, is Treasurer of the Fund and WT Investment Trust I. He has been Vice President of PFPC Inc. since January 1998. He was a Vice President of Rodney Square Management Corporation from 1995 to January 1998 and Assistant Vice President from 1989 to 1995.

          The fees and expenses of the Trustees who are not "interested persons" of the Fund ("Independent Trustees"), as defined in the 1940 Act, are paid by each Portfolio. For the fiscal year ended June 30, 1998, such fees amounted to $27,500 for the Fund and

$27,500 for the Trust. The following table shows the fees paid during the fiscal year to the Independent Trustees for their service to the Fund for the fiscal year ended June 30, 1998.


                               COMPENSATION TABLE

                            Aggregate Compensation       Total Compensation from
                                from the Fund               the Fund Complex
                            ----------------------       -----------------------
INDEPENDENT TRUSTEE

Lawrence B. Thomas                  $13,750                      $27,500
Robert H. Arnold                    $13,750                      $27,500
Nicholas A. Giordano                   n.a.                         n.a.

          On September 23, 1998, the Trustees and officers of the Fund, as a group, owned beneficially, or may be deemed to have owned beneficially, less than 1% of the outstanding shares of the Portfolios.

INVESTMENT MANAGER

         The Investment Manager to the corresponding series of the Trust, Wilmington Trust Company ("WTC" or the "Manager"), is a state-chartered bank organized as a Delaware corporation in 1903. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. The Fund benefits from the experience, conservative values and special heritage of the WTC. WTC is a financially strong bank and enjoys a reputation for providing exceptional consistency, stability and discipline in managing both short-term and long-term investments. WTC is Delaware's largest full-service bank and, with more than $114.4 billion in trust, custody and investment management assets, WTC ranks among the nation's leading money management firms. As of December 31, 1997, the trust department of WTC had $38.4 billion in discretionary assets under management. WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools, and has nearly a century of experience managing the personal investments of high net-worth individuals. Its current roster of institutional clients includes several
Fortune 500 companies. In addition to serving as Investment Manager to the corresponding series of the Trust, WTC also manages over $3.8 billion in fixed income assets and $1.4 billion in equity assets for various other institutional clients. Certain departments in WTC engage in investment management activities that utilize a variety of investment instruments such as futures contracts, options and forward contracts. Of course, there can be no guarantee that the Portfolios will achieve their investment objectives or that WTC will perform its services for each in a manner which would cause it to satisfy its objective.

         Several affiliates of WTC are also engaged in the investment advisory business. Wilmington Trust FSB, and Rodney Square Management Corporation, both wholly-owned subsidiaries of Wilmington Trust Corporation, exercise investment discretion over certain institutional accounts. Wilmington Brokerage Services Company, a wholly owned subsidiary of WTC, is a registered investment adviser and a registered broker-dealer.

         For the services it provides as investment manager to each operational Portfolio's corresponding Series of the Trust, WTC is paid a monthly fee calculated as a percentage of average net assets of the corresponding Series.


          Pursuant to the investment management agreements, then in effect, the fees payable to the Series' previous investment adviser, Kiewit Investment Management Corp., for the fiscal years ended June 30, 1998, 1997 and 1996, would have been the following:

                                     1998              1997             1996
                                     (000)             (000)            (000)
 Money Market                      $983,634          $833,621*        $843,989
 Government Money Market**            n/a               n/a              n/a
 Short-Term Government***          $437,024          $434,306*        $492,172
 Short/Intermediate Bond           $579,830          $544,147*        $563,114
 Broad Market Equity               $695,586          $517,000*        $354,646
 Tax-Exempt***                     $411,178          $445,922*        $499,823


* Includes manager's fees payable by the Portfolio's corresponding Series of the Trust, commencing March 3, 1997, pursuant to the Series' investment advisory agreements.
** The Government Money Market Portfolio has not commenced operations.
*** The Short-Term Government Portfolio was liquidated on September 25, 1998 and the Tax-Exempt Portfolio was liquidated on April 3, 1998.

During the fiscal year ended June 30, 1998, 1997 and 1996, the Kiewit Investment Management Corp. waived the following amounts to the Portfolios and, commencing March 3, 1997, their corresponding Series:

 Name                               1998              1997              1996

 Money Market Portfolio           $519,887          $334,909          $298,011
 Short-Term Government             272,381           211,769           219,505
 Short/Intermediate Bond           115,748            92,541            86,597
 Broad Market Equity               126,953           109,204           126,289
 Tax Exempt*                        97,408            70,323            57,267
 Government Money Market**            n/a              n/a               n/a

* The Short-Term Government was liquidated on September 25, 1998 and the Tax Exempt Portfolio was liquidated on April 3, 1998.

**   The Government Money Market Portfolio has not commenced operations.

          Wilmington Trust Company has agreed to waive all or a portion of its advisory fee for each Portfolio's corresponding Series and to assume certain expenses of the Portfolios and Series. This undertaking, which is not contained in the investment management agreements, may be amended or rescinded in the future.

         Each investment management agreement provides that the Manager shall not be liable to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the series, in the absence of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the agreement.



          Each investment management agreement is in effect for a period of two years. Thereafter, each agreement may continue in effect for successive annual periods, provided such continuance is specifically approved at least annually by a vote of the Trust's Board of Trustees or, by a vote of the holders of a majority of a Series' outstanding voting securities, and in either event by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose. An investment management agreement may be terminated without penalty at any time by the Series or by the Manager on 60 days' written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

                                DISTRIBUTION PLAN


          Provident Distributors, Inc. ("PDI") serves as the Distributor of each Portfolio's Shares pursuant to a Distribution Agreement with the Fund. Under the terms of the Distribution Agreement, PDI agrees to assist in securing purchasers for shares of the Portfolios.

          As noted in the Fund's Prospectus, the S Class Shares of each Portfolio have adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") whereby the Fund may pay up to a maximum of 0.25% per annum of the average daily net assets of the S Class Shares. The fees are paid on a monthly basis, based on the average daily net assets of each Portfolio's S Class Shares.

          Pursuant to the Plan, the Distributor is entitled to a reimbursement each month up to the maximum of 0.25% for S Class Shares per annum of average net assets, for the actual expenses incurred in the distribution and promotion of the Fund's shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to security dealers or others who have executed a dealer agreement with the Underwriter. Any expense of distribution in excess of 0.25% per annum will be borne by the Manager without any reimbursement or payment by the Fund.

          The Plan also provides that to the extent that the Fund, the Manager, the Distributor, or other parties on behalf of the Fund, the Manager, or the Underwriter make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to applicable rules of the National Association of Security Dealers, Inc.

          The Board of Trustees has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have monies available for the direct distribution activities of the Distributor in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Fund. The Board of Trustees, including non-interested trustees, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

          The Plan has been approved by the Fund's Board of Trustees, including all of the trustees who are non-interested persons as defined in the 1940 Act. The Plan must be renewed annually by the Fund's Board of Trustees, including a majority of the trustees who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plan and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested trustees on not more than 60 days' written notice, 2) by the Distributor on not more than 60 days' written notice, 3) by vote of a majority of the Fund's outstanding shares, on 60 days' written notice, and 4) automatically by any act that terminates the Distribution Agreement with the Distributor. The Distributor or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

          The Plan and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on such amendment.

          The Underwriter is required to report in writing to the Board of Trustees of the Fund, at least quarterly, on the amounts and purpose of any payments made under the Plan, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


          As of September 29, 1998, the following shareholders were known to own of record more than 5% of the total outstanding shares of the Money Market
Portfolio:

           Name and Address                             Percentage Ownership
           ----------------                             --------------------

       Wasatch Constructors                                     22.34%
       1000 Kiewit Plaza
       Omaha, NE  68131

       Kiewit Construction Company                              26.22%
       1000 Kiewit Plaza
       Omaha, NE  68131

       Kiewit-Granite, Joint Venture                            10.54%
       1000 Kiewit Plaza
       Omaha, NE  68131

          As of September 29, 1998, the following shareholders were known to own of record more than 5% of the total outstanding shares of the Intermediate-Term Bond Portfolio:

           Name and Address                             Percentage Ownership
           ----------------                             --------------------

     Northern Trust Company as Trustee                         34.68%
     for Continental Kiewit Inc. Pension Plan
     ATTN Curtis Pence
     P.O. Box 92956
     Chicago, IL  60675-2956

     Decker Coal Reclamation                                   39.63%
     1000 Kiewit Plaza
     Omaha, NE  68131

     Wilmington Trust Company as Trustee                        6.27%
     for Black Butte Coal Company Pension Plan
     1100 N. Market Street
     Wilmington, DE 19890

     Wilmington Trust Company as Trustee                        7.31%
     for Kiewit Construction Corp.
     Retirement Savings Plan
     1100 N. Market Street
     Wilmington, DE 19890

     Wilmington Trust Company as Trustee                        5.19%
     for Decker Coal Company Pension Plan
     1100 N. Market Street
     Wilmington, DE 19890

          As of September 29, 1998, the following shareholders were known to own of record more than 5% of the total outstanding shares of the Equity Portfolio:

           Name and Address                             Percentage Ownership
           ----------------                             --------------------

     Northern Trust Company as Trustee                         29.86%
     For Continental Kiewit Inc. Pension Plan
     ATTN Curtis Pence
     P.O. Box 92956
     Chicago, IL  60675-2956

     Decker Coal Reclamation                                   23.27%
     1000 Kiewit Plaza
     Omaha, NE  68131

     Wilmington Trust Co. as Trustee                           32.92%
     For Kiewit Construction Group Inc.
     Retirement Savings Plan
     1100 N. Market Street
     Wilmington, DE  19890

     Wilmington Trust Co. as Trustee                            5.23%
     For Decker Coal Company Pension Plan
     1100 N. Market Street
     Wilmington, DE  19890


          Peter Kiewit Sons', Inc., a Delaware corporation with principal offices at 1000 Kiewit Plaza, Omaha, NE 68131, is the direct or indirect parent of shareholders of more than 25% of the voting securities of the Money Market Portfolio and therefore may be deemed to control that Portfolio.

                             BROKERAGE TRANSACTIONS

          Brokerage transactions will be placed with a view to receiving the best price and execution. Each Portfolio's corresponding Series will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Manager monitors the performance of brokers which effect transactions for each Series to determine the effect that the Series' trading has on the market prices of the securities in which they invest. Transactions also may be placed with brokers who provide the Manager with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. Each Series' Investment Management Agreement permits the Manager knowingly to pay commissions on such transactions which are greater than another broker might charge if the Manager, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Manager's overall responsibilities to the Trust.


         Prior to February 28, 1997, the individual Portfolios sought to achieve their investment objectives by purchasing and managing their own investment portfolios. As a consequence, the Portfolios incurred brokerage commissions directly rather than indirectly through their investment in the corresponding Series. During the fiscal year ended June 30, 1997, the WT Short/Intermediate Bond Series paid no brokerage commissions. The WT Broad Market Equity Series paid $115,487 in brokerage commissions for the fiscal year ended June 30,n 1998, and $28,600 for the period March 3, 1997 to June 30, 1997. The WT Broad Market Equity Portfolio paid $32,578 in brokerage commissions for the fiscal year ended June 30, 1997, $82,485 for the fiscal year ended June 30, 1996 and $34,515 for the period ended June 30, 1995.


                        PURCHASE AND REDEMPTION OF SHARES

         The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

         The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the New York Stock Exchange (the "NYSE") is closed, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (the "SEC"), (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the SEC may permit.


         The valuation of the securities held by the WT Money Market Series and the WT Government Money Market Series (including any securities held in a separate account maintained for when-issued securities) is based upon their amortized costs which does not take into account unrealized capital gains or loses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price such Series would receive if they sold the instrument. During periods of declining interest rates, the daily yields on shares of the Series computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Series resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Series would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Series would receive less investment income. The converse would apply in a period of rising interest rates.


         The WT Money Market and WT Government Money Market Series' use of amortized cost, which facilitates the maintenance of their corresponding Portfolios' per share net asset value of $1.00, is permitted by a rule adopted by the SEC, pursuant to which the Series must adhere to certain conditions.

         The WT Money Market and WT Government Money Market Series each must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remaining maturities of 397 calendar days or less, and invest only in those U.S. dollar-denominated instruments that the Manager has determined, pursuant to guidelines adopted by the Board of Trustees, present minimal credit risks and which are, as required by the federal securities laws
(i) rated in one of the two highest rating categories as determined by nationally recognized statistical rating agencies, (ii) instruments deemed comparable in quality to such rated instruments, or (iii) instruments, the issuers of which, with respect to an outstanding issue of short-term debt that is comparable in priority and protection, have received a rating within the two highest categories of nationally recognized statistical rating agencies. Securities subject to floating or variable interest rates with demand features in compliance with applicable rules of the SEC may have stated maturities in excess of 397 days. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard as necessary and appropriate, which may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.

         IN-KIND PURCHASES. If accepted by the Fund, shares of each Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolios or their corresponding Series, as described in this Statement of Additional Information. Please contact Rodney Square about this purchase method. Securities to be exchanged which are accepted by the Fund and Portfolio shares to be issued therefore will be valued, as set forth under "Valuation Of Shares," at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer.

         The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio (or its corresponding Series) under the 1933 Act or under the laws of the country in which the principal market for such securities exists, or otherwise; (3) at the discretion of the Portfolio (or its corresponding Series), the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the corresponding Series will not exceed 5% of the net assets of the corresponding Series immediately after the transaction; and (4) the Portfolio (or its corresponding Series) acquires the securities for investment and not for resale. In addition, nearly all of the securities accepted in an exchange must be, at the time of the exchange, eligible to be included in the Portfolio (or corresponding Series) whose shares are issued. Investors interested in such exchanges should contact the Manager.

                                   TAX MATTERS


         The Internal Revenue Code of 1986, as amended (the "Code") imposes a nondeductible 4% excise tax on a regulated investment company which does not distribute to investors in each calendar year an amount equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gain net income (the excess of short and long-term capital gain over short and long-term capital loss) for the  one-year  period  ending  each  October 31, and (iii) 100% of any undistributed ordinary income and capital gain net income from the prior year. Each Portfolio intends to declare and pay dividends and capital gain distributions in a manner to avoid imposition of the excise tax. Each Portfolio also intends to comply with other Code requirements such as (1) appropriate diversification of portfolio investments; (2) realization of 90% of annual gross income from dividends, interest, gains from sales of securities, or other "qualifying income".


         For any Portfolio that has a principal investment policy of investing in non-equity investments, it is anticipated that either none or only a small portion of that Portfolio's dividends will qualify for the corporate dividends received deduction. The portion of the dividends so qualified depends on the aggregate qualifying dividend income received by a Portfolio from domestic (U.S.) sources. To the extent that any Portfolio pays dividends which qualify for this deduction, the availability of the deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.

         The Fund in its sole discretion may accept securities in exchange for shares of a Portfolio. A gain or loss for federal income tax purposes may be realized by investors in a Portfolio who are subject to federal taxation upon the exchange. The amount of such gain or loss realized with respect to a security is measured by the difference between the fair market value of the contributed security on the date of contribution and its adjusted tax basis. Any loss realized on the exchange may be subject to certain provisions of the Code which either disallow the recognition of any such loss or result in a deferral of the time for recognizing such loss.

                         CALCULATION OF PERFORMANCE DATA

          The performance of a Portfolio's classes of shares (or its corresponding Series) may be quoted in terms of its yield and its total return in advertising and other promotional materials ("performance advertisements"). Performance data quoted represents past performance and is not intended to indicate future performance. The investment return of an investment in the Portfolios and the principal value of an investment in any Portfolio except the Money Market Portfolio and the Government Money Market Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance of the Portfolios will vary based on changes in market conditions and the level of each Portfolio's expenses. These performance figures are calculated in the following manner:

         A. YIELD is the net annualized yield for a specified 7 calendar days calculated at simple interest rates. From time to time, the Money Market Portfolio and the Government Money Market Portfolio may advertise their yields. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.


         B. EFFECTIVE YIELD is the net annualized yield for a specified 7 calendar days assuming reinvestment of income or compounding. From time to time the Money Market Portfolio and the Government Money Market Portfolio may advertise their effective yields. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:


                       Effective Yield = [(Base Period Return + 1) 365/7] - 1.


         C. YIELD of the Short/Intermediate Bond Portfolio is calculated by dividing each Portfolio's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:

                               YIELD = 2[((A-B)/CD + 1)6-1]

                  Where:

                   a = dividends and interest earned during the period;
                   b = expenses accrued for the period (net of reimbursements);
                   c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
                   d = the maximum offering price per share on the last day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

         Except as noted below, in determining interest earned during the period (variable "a" in the above formula), the interest earned on each debt instrument held by a Portfolio (or its corresponding Series) during the period is calculated by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Portfolio (or its corresponding Series), interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Portfolio.

         For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income.


         Since yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Portfolio's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Portfolio in the Fund's financial statements.


         Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. Nevertheless, the Portfolios' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Portfolios' yields will tend to be somewhat higher than prevailing market rates, and in

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

periods of rising interest rates, the Portfolios' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Portfolios' holdings, thereby reducing the current yields of the Portfolios. In periods of rising interest rates, the opposite can be expected to occur.


         D. AVERAGE ANNUAL TOTAL RETURN is the average annual compound rate of return for the periods of one year, five years, ten years and the life of a Portfolio, where quotations reflect changes in the price of a Portfolio's shares, if any, and assume that all dividend and capital gains distributions, if any, during the respective periods were reinvested in Portfolio shares. Each Portfolio may advertise its average annual total return from time to time. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):


                                       P (1 + T)n = ERV

                  Where:   P   =  a hypothetical initial investment of $1,000

                           T   =  average annual total return

                           n   =  number of years

                           ERV =  ending redeemable value: ERV is the value, at
                                  the  end  of  the  applicable   period,  of  a
                                  hypothetical $1,000 investment made at the beginning of the applicable period.


         E. CUMULATIVE TOTAL RETURN is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect the change in the price of a Portfolio's shares, if any, and assume that all dividends and capital gains distributions, if any, during the period were reinvested in Portfolio shares. Cumulative total return is calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):


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

                                     C = (ERV/P) - 1

                  Where:   C   =  Cumulative Total Return

                           P   =  a hypothetical initial investment of $1,000

                           ERV =  ending redeemable value: ERV is the value, at
                                  the  end  of  the  applicable   period,  of  a
                                  hypothetical $1,000 investment made at the beginning of the applicable period.


         Performance advertisements for the Money Market Portfolio and the Government Money Market Portfolio may include yield calculations for the 7-day period ending on the most recent practicable date considering the media used for the advertisement. Performance advertisements for the other four Portfolios may include average annual total returns and 30-day yield calculations as of the end of the most recent quarter practicable considering the media used for the advertisement. Such advertisements may include a schedule of investments for the corresponding date, employing presentation principles used in annual reports to shareholders.

         To help investors better evaluate how an investment in a Portfolio might satisfy their investment objective, advertisements regarding a Portfolio may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices, and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Salomon Brothers Indices; Lehman Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") or its component indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger - Mutual Fund Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; and financial publications such as BUSINESS WEEK, KIPLINGER'S PERSONAL FINANCE, FINANCIAL WORLD, FORBES, FORTUNE, MONEY MAGAZINE, THE WALL STREET JOURNAL, Barron's, et al., which rate mutual fund performance over various time periods.


         Currently the performance of the WT Money Market Portfolio and the Government Money Market Portfolio may be compared to the performance of IBC's Money Fund Average. The IBC's Money Fund Average is a composition of all reporting money market funds with similar objectives and restrictions. The Lehman 1-3 Year Government Index is a total return performance benchmark consisting of U.S. Government agency and Treasury securities with maturities from one to three years. The WT Short/Intermediate Bond Portfolio is currently compared to the Lehman

         Intermediate Corporate Index. The Lehman Intermediate Corporate Index is a total return performance benchmark consisting of publicly issued corporate debt issues rated at least investment grade with maturities from one to ten years. The Lehman 5-Year Municipal Bond Index is a total return performance benchmark consisting of tax-exempt municipal bonds rated at least investment grade with maturities from four to six years. The WT Broad Market Equity Portfolio is currently compared to the S&P 500. The S&P 500 is an unmanaged capitalization weighted index of five hundred publicly traded stocks.


                                OTHER INFORMATION

          The Fund does not intend to hold annual meetings; it may, however, hold a meeting for such purposes as changing fundamental investment limitations, approving a new investment management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of Trustees similar to the provisions contained in
Section 16(c) of the 1940 Act.


          PNC Bank, NA, 1600 Market Street, Philadelphia, PA 19103 serves as the Fund's custodian.

          PricewaterhouseCoopers LLP, Thirty South 17th Street, Philadelphia, Pennsylvania 19103, serves the Fund's independent accountants.

                              FINANCIAL STATEMENTS

          The audited financial statements and the financial highlights for the Fund for its fiscal year ended June 30, 1998, as set forth in the Fund's annual report to shareholders, and the report thereon of PricewaterhouseCoopers LLP, the Fund's independent accountants, also appearing in the Fund's annual report, are incorporated herein by reference. The audited financial statements for the Series of WT Investment Trust I for the fiscal year ended June 30, 1998 as set forth in the Trust's annual report to shareholders and the report thereon of PricewaterhouseCoopers LLP, the Trust's independent accountant, also appearing therein are incorporated by reference. A shareholder may obtain a copy of these reports upon request and without charge by contacting the Fund. With reference to the fiscal year ended June 30, 1995, see the report of independent accountants included in the Fund's registration statement and which is available upon request, without charge, by writing or calling the Fund at 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809, (800) 254-3948.


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